UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Registrant is making a filing for 5 of its series:

Allspring Emerging Markets Equity Fund, Allspring Emerging Markets Equity Income Fund, Allspring Special Global Small Cap Fund, Allspring International Equity Fund, and Allspring Special International Small Cap Fund.

Date of reporting period: October 31, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
October 31, 2022
Allspring
Emerging Markets Equity Fund

The views expressed and any forward-looking statements are as of October 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Emerging Markets Equity Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Emerging Markets Equity Fund for the 12-month period that ended October 31, 2022. Globally, stocks and bonds experienced heightened volatility through the extremely difficult period. Non-U.S. securities fared the worst as the global economy faced multiple challenges and the strength of the U.S. dollar eroded already-poor returns of non-U.S.-dollar-denominated assets. Bonds had historically poor performance, with major fixed income indexes falling substantially for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more, plus the global reverberations of the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -14.61%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -24.73%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of 31.03%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -15.68%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 24.59%, the Bloomberg Municipal Bond Index6 declined 11.98%, and the ICE BofA U.S. High Yield Index7 fell 11.42%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
In November 2021, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),8 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Federal Reserve (Fed)  to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
[8]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

2  |  Allspring Emerging Markets Equity Fund

Letter to shareholders (unaudited)
Global volatility eased in December on reports of a lower risk of severe disease and death from the Omicron variant Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January, concerns mounted about U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. The ensuing global ripple effect compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
“ In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation.”

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Emerging Markets Equity Fund  |  3

Letter to shareholders (unaudited)
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilience of the U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act.  Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased, for now, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Emerging Markets Equity Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Derrick Irwin, CFA®‡, Richard Peck, CFA®‡, Yi (Jerry) Zhang, Ph.D., CFA®‡
Average annual total returns (%) as of October 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EMGAX)	9-6-1994	-36.69	-4.91	-0.36	-32.82	-3.78	0.23	1.49	1.45
Class C (EMGCX)	9-6-1994	-34.31	-4.47	-0.36	-33.31	-4.47	-0.36	2.24	2.20
Class R6 (EMGDX)[3]	6-28-2013	–	–	–	-32.53	-3.37	0.67	1.06	1.02
Administrator Class (EMGYX)	9-6-1994	–	–	–	-32.73	-3.48	0.45	1.41	1.37
Institutional Class (EMGNX)	7-30-2010	–	–	–	-32.60	-3.44	0.61	1.16	1.12
MSCI EM Index (Net) (USD)[4]	–	–	–	–	-31.03	-3.09	0.79	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through February 28, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.44% for Class A, 2.19% for Class C, 1.01% for Class R6, 1.36% for Administrator Class, and 1.11% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Emerging Markets Equity Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of October 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI EM Index (Net) (USD). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Emerging Markets Equity Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the MSCI EM Index (Net) (USD), for the 12-month period that ended October 31, 2022.
■	The primary sector detractors included communication services and information technology (IT); country detractors included China, Brazil, and Turkey.
■	The primary sector contributors included consumer staples and real estate; country contributors included Mexico, Korea, and Indonesia.
Emerging market equities were negatively affected by inflation, China’s slowdown, and other global headwinds.
Emerging market (EM) equities fell sharply during the period as global headwinds eroded investor appetite for risk assets. These included inflation and tighter global liquidity, China’s economy, Russian aggression, Brazil’s election, and the surging U.S. dollar.
Ten largest holdings (%) as of October 31, 2022[1]
Samsung Electronics Company Limited	5.77
Reliance Industries Limited GDR	4.04
Taiwan Semiconductor Manufacturing Company Limited ADR	3.98
Fomento Economico Mexicano SAB de CV ADR	3.22
Tencent Holdings Limited	3.12
Taiwan Semiconductor Manufacturing Company Limited	2.47
Uni-President Enterprises Corporation	2.45
America Movil SAB de CV ADR	2.22
Fibra Uno Administracion SAB de CV	2.18
Meituan Dianping	2.09
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
China’s tougher regulations on technology and internet companies, economic slowdown, and resurgent COVID-19 cases were substantial headwinds. In the first half of the year, Russia’s invasion of Ukraine, surging inflation, the Federal Reserve’s (Fed’s) increasingly hawkish commentary, and China’s efforts to fight COVID-19 and its slowing economy were drivers. In the third quarter, Fed rate hikes and guidance unsettled global markets, boosted the U.S. dollar, and fueled recession fears. Some EM economies were more resilient and benefited from shifting supply chains, stronger fiscal positions, or central banks farther along their rate hike cycles. Brazil was affected by its presidential election and aggressive interest rate hikes, but it benefited from signs that domestic inflation may have peaked. The U.S. dollar surged on Fed rate hikes, but high energy and commodity prices were beneficial to many EM economies.
We emphasize high-quality companies in the Fund.
We continued to make changes to the Fund’s holdings as we seek to own companies of the highest quality and to take advantage of attractive valuation opportunities. During the period, the Fund increased its weight relative to the benchmark in Mexico, Korea, consumer staples, and health care. Meanwhile, we reduced relative exposure to China, Turkey, industrials, and communication services. Purchases during the period included Brazil’s HapVida Participacoes S.A., Korea’s LG Chem Ltd., and China’s Shandong Weigao Group Medical Polymer Co. Ltd. Sales during the period included China’s 51Job, Inc.*, China Life Insurance Co., Ltd., and Taiwan’s MediaTek Inc.
Sector allocation as of October 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Detractors at the country level included China, Brazil, and Turkey due to a combination of stock performance and relative weightings versus the benchmark. In China, the largest detractors were Bilibili, Inc.; Weibo Corp.; and Li Ning

*	This security was no longer held at the end of the reporting period.

8  |  Allspring Emerging Markets Equity Fund

Performance highlights (unaudited)
Company Ltd. In Brazil, Americanas S.A. underperformed. In Turkey, the Fund was primarily affected by underweight exposure to the outperforming country. Leading sector detractors included communication services and IT due to stock selection and allocation. In communication services, China’s Bilibili, Inc., and Russia’s Yandex NV were among the leading detractors. In IT, Taiwan’s Taiwan Semiconductor Manufacturing Company and China’s Xiaomi Corp. were the leading detractors.
Contributors to relative performance were also diversified. At the country level, Mexico, Korea, and Indonesia were the largest contributors due to stock selection in Korea and Indonesia, overweights to the outperforming Mexico and Indonesia markets, and an underweight to the weak Korea market. In Mexico, the largest contributors included Fibra Uno Administracion SA de CV (FUNO), Fomento Economico Mexicano SAB de CV (FEMSA), and America Movil SAB de CV. In Korea, KT Corporation and Samsung Electronics were among the leading contributors. In Indonesia, PT Telekomunikasi Indonesia (Persero) Tbk was the largest contributor. At the sector level, consumer staples and real estate were the leading contributors, with positive stock selection in each, an overweight to the outperforming consumer staples sector, and an underweight to the underperforming real estate sector. In consumer staples, India’s ITC Limited, Mexico’s FEMSA, and Taiwan’s Uni-President Enterprises Corp. were among the leading contributors. In real estate, Mexico’s FUNO contributed most.
Country allocation as of October 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Outlook
Global headwinds, including inflation and illiquidity, continued to influence EM equities, but attractive valuations indicate substantial pessimism is priced in. Countries are at different stages as they look for equilibrium in a post-COVID-19 world and, in some respects, EMs are ahead. It would not take much to precipitate a significant rally in EM assets.
Periods of U.S. dollar strength have historically been headwinds to EM equities, but the dollar has now appreciated for more than a decade to 20-year-plus highs. It could rise further but slowing inflation will make it hard to justify the damage it is inflicting on U.S. multinationals and major trade partners. In contrast to prior Fed cycles, many EM currencies are holding up fairly well due to early central bank action. This reflects stronger domestic conditions in many EM economies that had allowed them to get ahead of rising inflationary pressures. China’s economy is integral to EM and its recovery has been uneven, but renewed focus on stimulating growth post the 20th Party Congress should support the economy. Against this backdrop, we expect volatility to continue and we are addressing this outlook with a well-diversified portfolio of high-quality companies and vigilance to portfolio risk. This bottom-up, risk-adjusted approach is at the heart of our strategy.

Allspring Emerging Markets Equity Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 5-1-2022	Ending account value 10-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 831.14	$ 6.65	1.44%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$ 7.32	1.44%
Class C
Actual	$1,000.00	$ 828.27	$10.09	2.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.17	$11.12	2.19%
Class R6
Actual	$1,000.00	$ 833.07	$ 4.67	1.01%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$ 5.14	1.01%
Administrator Class
Actual	$1,000.00	$ 832.30	$ 6.28	1.36%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$ 6.92	1.36%
Institutional Class
Actual	$1,000.00	$ 832.67	$ 5.13	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$ 5.65	1.11%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Emerging Markets Equity Fund

Portfolio of investments—October 31, 2022

	Shares	Value
Common stocks: 96.83%
Argentina: 0.64%
MercadoLibre Incorporated (Consumer discretionary, Internet & direct marketing retail) †	25,116	$ 22,645,088
Brazil: 9.16%
Americanas SA (Consumer discretionary, Internet & direct marketing retail)	15,543,648	46,761,841
Atacadao Distribuicao Comercio e Industria Limitada (Consumer staples, Food & staples retailing)	6,377,000	24,024,087
B3 Brasil Bolsa Balcao SA (Financials, Capital markets)	20,405,515	59,413,212
Banco Bradesco SA ADR (Financials, Banks)	5,976,276	22,650,086
BRF Brazil Foods SA ADR (Consumer staples, Food products) †«	9,669,115	23,205,876
Companhia Brasileira de Aluminio (Materials, Metals & mining)	4,652,600	9,943,801
Diagnosticos da America SA (Health care, Health care providers & services)	2,980,473	11,557,231
Hapvida Participacoes e Investimentos SA (Health care, Health care providers & services) 144A	26,727,335	40,358,767
Inter and Company Incorporated BDR (Financials, Banks) †	1,097,700	3,302,344
Lojas Renner SA (Consumer discretionary, Multiline retail)	6,486,892	38,804,562
Magazine Luiza SA (Consumer discretionary, Multiline retail) †	21,599,800	18,691,532
Multiplan Empreendimentos Imobiliarios SA (Real estate, Real estate management & development)	1,846,906	9,424,923
Raia Drogasil SA (Consumer staples, Food & staples retailing)	1,968,000	10,023,827
ZAMP SA (Consumer discretionary, Hotels, restaurants & leisure) †	3,255,794	4,840,673
		323,002,762
Chile: 1.63%
Banco Santander Chile SA ADR (Financials, Banks)	1,190,492	17,178,800
Falabella SA (Consumer discretionary, Multiline retail)	20,646,599	40,324,845
		57,503,645
China: 20.56%
Agora Incorporated ADR (Information technology, Software) †	1,174,765	3,277,594
Alibaba Group Holding Limited (Consumer discretionary, Internet & direct marketing retail) †	2,020,000	15,813,317
Alibaba Group Holding Limited ADR (Consumer discretionary, Internet & direct marketing retail)	959,837	61,026,436
Bilibili Incorporated ADR (Communication services, Entertainment) †«	2,640,012	23,548,907
China Life Insurance Company Limited Class H (Financials, Insurance)	8,043,190	8,760,808
China Literature Limited (Communication services, Media) 144A†	4,716,168	12,707,185
China MeiDong Auto Holdings Limited (Consumer discretionary, Specialty retail)	12,373,400	16,267,412
FinVolution Group ADR (Financials, Consumer finance)	4,401,985	19,104,615
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Markets Equity Fund  |  11

Portfolio of investments—October 31, 2022

	Shares	Value
China: (continued)
Greentree Hospitality Group Limited (Consumer discretionary, Hotels, restaurants & leisure)	2,531,768	$ 6,202,832
Hua Medicine Limited (Health care, Pharmaceuticals) 144A†	8,733,136	2,358,608
Li Ning Company Limited (Consumer discretionary, Textiles, apparel & luxury goods)	12,284,707	63,539,025
Meituan Dianping (Consumer discretionary, Internet & direct marketing retail) †	4,637,600	73,732,266
Shandong Weigao Group Medical Polymer Company Limited Class H (Health care, Health care equipment & supplies)	35,890,600	49,471,797
Tencent Holdings Limited (Communication services, Interactive media & services)	4,204,700	110,130,556
Tencent Music Entertainment ADR (Communication services, Entertainment) †	4,586,603	16,557,637
Tongdao Liepin Group (Communication services, Interactive media & services) †	1,636,260	1,425,798
Trip.com Group Limited ADR (Consumer discretionary, Hotels, restaurants & leisure) †	1,847,013	41,797,904
Tsingtao Brewery Company Limited Class H (Consumer staples, Beverages)	5,602,500	39,254,935
Uxin Limited ADR (Consumer discretionary, Internet & direct marketing retail) †	395,000	1,627,400
Uxin Limited ADR Class A (Consumer discretionary, Internet & direct marketing retail) ♦	23,979,831	3,293,222
Vipshop Holdings Limited ADR (Consumer discretionary, Internet & direct marketing retail) †	5,228,039	36,439,432
Want Want China Holdings Limited (Consumer staples, Food products)	76,125,800	50,041,611
Weibo Corporation ADR (Communication services, Interactive media & services) †	2,221,212	25,144,120
Xiaomi Corporation Class B (Information technology, Technology hardware, storage & peripherals) 144A†	25,921,900	29,093,264
Zepp Health Corporation ADR Class A (Information technology, Electronic equipment, instruments & components)	2,439,291	3,000,328
Zhou Hei Ya International Holding Company Limited (Consumer staples, Food products) 144A	25,612,726	11,289,679
		724,906,688
Colombia: 0.36%
Bancolombia SA ADR (Financials, Banks)	499,100	12,662,167
Hong Kong: 4.37%
AIA Group Limited (Financials, Insurance)	9,527,500	72,157,341
Johnson Electric Holdings Limited (Consumer discretionary, Auto components)	4,183,050	4,311,132
Sun Art Retail Group Limited (Consumer staples, Food & staples retailing) «	84,455,400	13,448,912
WH Group Limited (Consumer staples, Food products) 144A	126,938,195	64,199,631
		154,117,016
India: 16.27%
Axis Bank Limited (Financials, Banks)	3,811,923	41,721,509
Bajaj Finance Limited (Financials, Consumer finance)	365,281	31,525,523
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Emerging Markets Equity Fund

Portfolio of investments—October 31, 2022

	Shares	Value
India: (continued)
Bandhan Bank Limited (Financials, Banks) 144A†	1,416,131	$ 4,081,037
Bharti Airtel Limited (Communication services, Wireless telecommunication services)	5,019,052	50,446,695
Bharti Airtel Limited (Partly Paid) (Communication services, Wireless telecommunication services)	347,789	1,848,236
Dalmia Bharat Limited (Materials, Construction materials)	624,658	12,081,136
Fortis Healthcare Limited (Health care, Health care providers & services) †	5,634,970	18,887,046
HDFC Bank Limited (Financials, Banks)	2,200,000	39,778,201
HDFC Bank Limited ADR (Financials, Banks)	374,752	23,350,797
HDFC Limited (Financials, Thrifts & mortgage finance)	1,115,700	33,288,706
Indus Towers Limited (Communication services, Diversified telecommunication services)	1,943,851	4,356,067
ITC Limited (Consumer staples, Tobacco)	16,513,960	69,565,013
JM Financial Limited (Financials, Capital markets)	11,571,429	9,568,594
Kotak Mahindra Bank Limited (Financials, Banks)	1,027,262	23,603,044
Max Financial Services Limited (Financials, Insurance) †	925,389	7,915,456
Reliance Industries Limited (Energy, Oil, gas & consumable fuels)	450,000	13,860,288
Reliance Industries Limited GDR (Energy, Oil, gas & consumable fuels) 144A	2,332,274	142,385,328
SBI Life Insurance Company Limited (Financials, Insurance) 144A	964,273	14,747,019
SH Kelkar & Company Limited (Materials, Chemicals)	1,244,001	2,057,367
Spandana Sphoorty Financial Limited (Financials, Consumer finance) †	440,254	3,261,318
Ultra Tech Cement Limited (Materials, Construction materials)	311,000	25,228,467
		573,556,847
Indonesia: 3.48%
PT Astra International Tbk (Consumer discretionary, Automobiles)	79,651,000	33,959,234
PT Bank Central Asia Tbk (Financials, Banks)	62,747,500	35,401,699
PT Telekomunikasi Indonesia Persero Tbk (Communication services, Diversified telecommunication services)	53,000,000	14,917,134
PT Telekomunikasi Indonesia Persero Tbk ADR (Communication services, Diversified telecommunication services)	1,377,471	38,321,243
		122,599,310
Luxembourg: 0.40%
InPost SA (Industrials, Industrial conglomerates) †	2,222,122	14,190,626
Mexico: 10.15%
America Movil SAB de CV ADR (Communication services, Wireless telecommunication services)	4,152,304	78,104,838
Becle SAB de CV ADR (Consumer staples, Beverages)	14,709,921	31,152,692
Cemex SAB de CV ADR (Materials, Construction materials) †	4,431,948	17,107,319
Fibra Uno Administracion SAB de CV (Real estate, Equity REITs)	65,797,671	76,813,210
Fomento Economico Mexicano SAB de CV ADR (Consumer staples, Beverages)	1,585,182	113,530,735
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Markets Equity Fund  |  13

Portfolio of investments—October 31, 2022

	Shares	Value
Mexico: (continued)
Grupo Financiero Banorte SAB de CV (Financials, Banks)	2,888,188	$ 23,511,626
Walmart de Mexico SAB de CV (Consumer staples, Food & staples retailing)	4,572,900	17,665,662
		357,886,082
Nigeria: 0.08%
IHS Holding Limited (Communication services, Diversified telecommunication services) †«	493,367	2,945,401
Peru: 0.64%
Compania de Minas Buenaventura SA ADR (Materials, Metals & mining)	896,695	6,223,063
Southern Copper Corporation (Materials, Metals & mining)	349,250	16,404,273
		22,627,336
Philippines: 0.68%
AC Energy Corporation (Utilities, Independent power & renewable electricity producers)	2,512,872	273,236
Ayala Corporation (Industrials, Industrial conglomerates)	837,624	9,720,458
San Miguel Food & Beverage Incorporated (Consumer staples, Food products)	3,495,810	2,210,285
SM Investments Corporation (Industrials, Industrial conglomerates)	812,873	11,585,362
		23,789,341
Russia: 0.00%
Fix Price Group Limited GDR (Acquired 3-5-2021, cost $18,030,080) (Consumer discretionary, Specialty retail) ♦†>	1,849,239	0
Headhunter Group plc ADR (Acquired 5-9-2019, cost $4,133,160) (Industrials, Professional services) ♦†>	306,160	0
Lukoil PJSC (Acquired 4-9-2002, cost $16,128,202) (Energy, Oil, gas & consumable fuels) ♦†>	340,179	0
Magnit PJSC (Acquired 4-29-2013, cost $32,870,256) (Consumer staples, Food & staples retailing) ♦†>	233,669	0
Ozon Holdings plc ADR (Acquired 11-24-2020, cost $2,541,390) (Consumer discretionary, Internet & direct marketing retail) ♦†>«	84,713	0
Sberbank of Russia PJSC (Acquired 8-18-2011, cost $17,232,150) (Financials, Banks) ♦†>	6,000,456	0
Yandex NV Class A (Acquired 11-30-2012, cost $30,036,086) (Communication services, Interactive media & services) ♦†>	1,147,406	0
		0
South Africa: 3.31%
MTN Group Limited (Communication services, Wireless telecommunication services)	4,888,543	34,554,797
Shoprite Holdings Limited (Consumer staples, Food & staples retailing)	3,571,500	45,477,991
Standard Bank Group Limited (Financials, Banks)	2,147,090	20,063,858
Tiger Brands Limited (Consumer staples, Food products)	1,631,933	16,527,444
		116,624,090
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Emerging Markets Equity Fund

Portfolio of investments—October 31, 2022

	Shares	Value
South Korea: 11.30%
KT Corporation ADR (Communication services, Diversified telecommunication services)	4,414,713	$ 56,111,002
KT&G Corporation (Consumer staples, Tobacco)	317,091	21,303,386
LG Chem Limited (Materials, Chemicals)	50,109	22,021,295
Naver Corporation (Communication services, Interactive media & services)	248,500	29,569,834
Samsung Electronics Company Limited (Information technology, Technology hardware, storage & peripherals)	4,875,800	203,322,354
Samsung Life Insurance Company Limited (Financials, Insurance)	710,337	33,610,666
SK Hynix Incorporated (Information technology, Semiconductors & semiconductor equipment)	556,500	32,308,996
		398,247,533
Taiwan: 11.19%
104 Corporation (Industrials, Professional services)	1,655,000	9,758,709
Mediatek Incorporated (Information technology, Semiconductors & semiconductor equipment)	2,411,881	44,161,992
President Chain Store Corporation (Consumer staples, Food & staples retailing)	3,220,000	26,781,286
Taiwan Semiconductor Manufacturing Company Limited (Information technology, Semiconductors & semiconductor equipment)	7,205,224	87,207,304
Taiwan Semiconductor Manufacturing Company Limited ADR (Information technology, Semiconductors & semiconductor equipment)	2,276,552	140,121,776
Uni-President Enterprises Corporation (Consumer staples, Food products)	42,512,368	86,416,638
		394,447,705
Thailand: 2.52%
PTT Exploration & Production PCL (Energy, Oil, gas & consumable fuels)	1,933,139	9,167,935
PTT PCL (Energy, Oil, gas & consumable fuels)	22,759,000	21,527,168
SCB X PCL (Financials, Banks)	8,405,100	23,408,844
Thai Beverage PCL (Consumer staples, Beverages)	85,427,000	34,699,438
		88,803,385
Turkey: 0.09%
Agesa Hayat ve Emeklilik AS (Financials, Insurance) †	1,901,979	3,216,584
Total Common stocks (Cost $3,612,682,634)		3,413,771,606

	Interest rate	Maturity date	Principal
Convertible debentures: 0.00%
Brazil: 0.00%
Lupatech SA (Energy, Energy equipment & services) ♦†	6.50%	4-15-2049	$ 303,000	0
Total Convertible debentures (Cost $160,691)				0

The accompanying notes are an integral part of these financial statements.

Allspring Emerging Markets Equity Fund  |  15

Portfolio of investments—October 31, 2022

		Yield	Shares	Value
Short-term investments: 4.31%
Investment companies: 4.31%
Allspring Government Money Market Fund Select Class ♠∞		2.94%	113,703,486	$ 113,703,486
Securities Lending Cash Investments LLC ♠∩∞		3.14	38,056,633	38,056,633
Total Short-term investments (Cost $151,760,119)				151,760,119
Total investments in securities (Cost $3,764,603,444)	101.14%			3,565,531,725
Other assets and liabilities, net	(1.14)			(40,022,683)
Total net assets	100.00%			$3,525,509,042

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♦	The security is fair valued in accordance with Allspring Funds Management's valuation procedures, as the Board-designated valuation designee.
>	Restricted security as to resale, excluding Rule 144A securities. The Fund held restricted securities with an aggregate current value of $0 (original aggregate cost of $120,971,324), representing 0.00% of its net assets as of period end.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
BDR	Brazilian depositary receipt
GDR	Global depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$342,869,585	$907,553,791	$(1,136,719,890)	$ 0	$0	$ 113,703,486	113,703,486	$ 1,493,748
Securities Lending Cash Investments LLC	46,289,014	790,250,520	(798,482,391)	(510)	0	38,056,633	38,056,633	968,519 #
				$(510)	$0	$151,760,119		$2,462,267

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Emerging Markets Equity Fund

Statement of assets and liabilities—October 31, 2022

Assets
Investments in unaffiliated securities (including $35,336,036 of securities loaned), at value (cost $3,612,843,325)	$ 3,413,771,606
Investments in affiliated securities, at value (cost $151,760,119)	151,760,119
Foreign currency, at value (cost $8,909,816)	7,728,933
Receivable for Fund shares sold	4,793,527
Receivable for dividends	4,150,011
Receivable for investments sold	2,333,619
Receivable for securities lending income, net	50,165
Prepaid expenses and other assets	242,402
Total assets	3,584,830,382
Liabilities
Payable upon receipt of securities loaned	38,056,633
Contingent tax liability	13,356,592
Payable for Fund shares redeemed	4,820,880
Management fee payable	2,520,808
Administration fees payable	377,798
Distribution fee payable	3,596
Accrued expenses and other liabilities	185,033
Total liabilities	59,321,340
Total net assets	$3,525,509,042
Net assets consist of
Paid-in capital	$ 3,918,572,818
Total distributable loss	(393,063,776)
Total net assets	$3,525,509,042
Computation of net asset value and offering price per share
Net assets – Class A	$ 139,997,295
Shares outstanding – Class A1	6,937,085
Net asset value per share – Class A	$20.18
Maximum offering price per share – Class A2	$21.41
Net assets – Class C	$ 5,558,233
Shares outstanding – Class C1	334,092
Net asset value per share – Class C	$16.64
Net assets – Class R6	$ 368,844,508
Shares outstanding – Class R6[1]	17,513,860
Net asset value per share – Class R6	$21.06
Net assets – Administrator Class	$ 41,116,977
Shares outstanding – Administrator Class[1]	1,922,623
Net asset value per share – Administrator Class	$21.39
Net assets – Institutional Class	$ 2,969,992,029
Shares outstanding – Institutional Class[1]	141,109,223
Net asset value per share – Institutional Class	$21.05
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Markets Equity Fund  |  17

Statement of operations—year ended October 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $13,714,222)	$ 100,872,564
Income from affiliated securities	2,873,693
Total investment income	103,746,257
Expenses
Management fee	49,063,061
Administration fees
Class A	388,911
Class C	17,857
Class R6	136,582
Administrator Class	75,467
Institutional Class	5,393,677
Shareholder servicing fees
Class A	462,989
Class C	21,071
Administrator Class	137,905
Distribution fee
Class C	63,031
Custody and accounting fees	2,694,894
Professional fees	65,663
Registration fees	143,942
Shareholder report expenses	387,425
Trustees’ fees and expenses	20,819
Other fees and expenses	170,853
Total expenses	59,244,147
Less: Fee waivers and/or expense reimbursements
Fund-level	(4,463,408)
Class A	(37,039)
Class C	(4)
Class R6	(45,527)
Administrator Class	(1,090)
Institutional Class	(414,898)
Net expenses	54,282,181
Net investment income	49,464,076
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(157,618,742)
Affiliated securities	(510)
Net realized losses on investments	(157,619,252)
Net change in unrealized gains (losses) on investments (net of deferred foreign capital gain tax of $3,698,942)	(1,751,750,563)
Net realized and unrealized gains (losses) on investments	(1,909,369,815)
Net decrease in net assets resulting from operations	$(1,859,905,739)
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Emerging Markets Equity Fund

Statement of changes in net assets

	Year ended October 31, 2022		Year ended October 31, 2021
Operations
Net investment income		$ 49,464,076		$ 6,949,032
Net realized gains (losses) on investments		(157,619,252)		133,343,798
Net change in unrealized gains (losses) on investments		(1,751,750,563)		261,905,138
Net increase (decrease) in net assets resulting from operations		(1,859,905,739)		402,197,968
Distributions to shareholders from
Net investment income and net realized gains
Class A		(523,337)		(153,789)
Class R6		(3,926,921)		(1,997,619)
Administrator Class		(226,378)		(99,238)
Institutional Class		(29,592,408)		(16,550,884)
Total distributions to shareholders		(34,269,044)		(18,801,530)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	522,651	13,494,450	1,279,782	41,046,133
Class C	16,918	350,881	62,037	1,713,686
Class R6	4,238,704	110,361,263	9,192,248	309,903,863
Administrator Class	238,489	6,392,265	498,122	17,534,140
Institutional Class	40,883,064	1,076,015,019	70,742,883	2,393,030,346
		1,206,613,878		2,763,228,168
Reinvestment of distributions
Class A	17,202	485,624	4,479	141,490
Class R6	113,499	3,332,328	50,522	1,661,164
Administrator Class	7,483	223,655	2,928	97,946
Institutional Class	998,541	29,327,151	498,950	16,405,460
		33,368,758		18,306,060
Payment for shares redeemed
Class A	(1,332,931)	(33,898,169)	(1,235,712)	(40,017,608)
Class C	(174,207)	(3,663,650)	(452,222)	(11,814,354)
Class R6	(3,896,910)	(101,644,199)	(3,539,255)	(119,511,518)
Administrator Class	(772,810)	(20,890,449)	(598,958)	(20,572,954)
Institutional Class	(70,531,121)	(1,854,111,980)	(40,944,202)	(1,393,110,438)
		(2,014,208,447)		(1,585,026,872)
Net increase (decrease) in net assets resulting from capital share transactions		(774,225,811)		1,196,507,356
Total increase (decrease) in net assets		(2,668,400,594)		1,579,903,794
Net assets
Beginning of period		6,193,909,636		4,614,005,842
End of period		$ 3,525,509,042		$ 6,193,909,636
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Markets Equity Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$30.11	$27.39	$25.29	$21.16	$24.83
Net investment income (loss)	0.18 [1]	(0.07) [1]	0.00 [2]	0.10	0.07
Payment from affiliate	0.00	0.00	0.00 [2]	0.00	0.00
Net realized and unrealized gains (losses) on investments	(10.04)	2.81	2.28	4.11	(3.70)
Total from investment operations	(9.86)	2.74	2.28	4.21	(3.63)
Distributions to shareholders from
Net investment income	(0.07)	(0.02)	(0.18)	(0.08)	(0.04)
Net asset value, end of period	$20.18	$30.11	$27.39	$25.29	$21.16
Total return[3]	(32.82)%	10.00%	9.03% [4]	19.95%	(14.65)%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.48%	1.54%	1.57%	1.58%
Net expenses	1.43%	1.46%	1.52%	1.57%	1.57%
Net investment income (loss)	0.69%	(0.21)%	0.13%	0.43%	0.38%
Supplemental data
Portfolio turnover rate	5%	9%	12%	8%	11%
Net assets, end of period (000s omitted)	$139,997	$232,735	$210,393	$227,811	$201,515

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended October 31, 2020, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Emerging Markets Equity Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$24.95	$22.86	$21.09	$17.71	$20.92
Net investment loss	(0.02) [1]	(0.27) [1]	(0.14) [1]	(0.07) [1]	(0.08) [1]
Payment from affiliate	0.00	0.00	0.04	0.00	0.00
Net realized and unrealized gains (losses) on investments	(8.29)	2.36	1.87	3.45	(3.13)
Total from investment operations	(8.31)	2.09	1.77	3.38	(3.21)
Net asset value, end of period	$16.64	$24.95	$22.86	$21.09	$17.71
Total return[2]	(33.31)%	9.14%	8.39% [3]	19.09%	(15.34)%
Ratios to average net assets (annualized)
Gross expenses	2.28%	2.23%	2.29%	2.32%	2.33%
Net expenses	2.19%	2.22%	2.28%	2.32%	2.32%
Net investment loss	(0.11)%	(0.98)%	(0.64)%	(0.37)%	(0.38)%
Supplemental data
Portfolio turnover rate	5%	9%	12%	8%	11%
Net assets, end of period (000s omitted)	$5,558	$12,260	$20,149	$29,484	$49,103

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended October 31, 2020, the Fund received a payment from an affiliate which had a 0.18% impact on the total return.
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Markets Equity Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$31.45	$28.59	$26.39	$22.10	$26.00
Net investment income	0.30 [1]	0.08 [1]	0.17	0.22 [1]	0.23 [1]
Net realized and unrealized gains (losses) on investments	(10.47)	2.92	2.33	4.27	(3.92)
Total from investment operations	(10.17)	3.00	2.50	4.49	(3.69)
Distributions to shareholders from
Net investment income	(0.22)	(0.14)	(0.30)	(0.20)	(0.21)
Net asset value, end of period	$21.06	$31.45	$28.59	$26.39	$22.10
Total return	(32.53)%	10.47%	9.49%	20.50%	(14.33)%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.05%	1.11%	1.14%	1.16%
Net expenses	1.01%	1.04%	1.11%	1.14%	1.15%
Net investment income	1.13%	0.23%	0.55%	0.88%	0.90%
Supplemental data
Portfolio turnover rate	5%	9%	12%	8%	11%
Net assets, end of period (000s omitted)	$368,845	$536,456	$324,637	$351,829	$326,131

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Emerging Markets Equity Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$31.89	$29.01	$26.50	$22.18	$26.08
Net investment income (loss)	0.20 [1]	(0.05) [1]	0.05 [1]	0.13 [1]	0.12 [1]
Payment from affiliate	0.00	0.00	0.31	0.00	0.00
Net realized and unrealized gains (losses) on investments	(10.60)	2.97	2.35	4.30	(3.90)
Total from investment operations	(10.40)	2.92	2.71	4.43	(3.78)
Distributions to shareholders from
Net investment income	(0.10)	(0.04)	(0.20)	(0.11)	(0.12)
Net asset value, end of period	$21.39	$31.89	$29.01	$26.50	$22.18
Total return	(32.73)% [2]	10.09%	10.25% [3]	20.09%	(14.57)%
Ratios to average net assets (annualized)
Gross expenses	1.45%	1.40%	1.46%	1.49%	1.50%
Net expenses	1.36%	1.38%	1.43%	1.46%	1.46%
Net investment income (loss)	0.75%	(0.13)%	0.20%	0.54%	0.48%
Supplemental data
Portfolio turnover rate	5%	9%	12%	8%	11%
Net assets, end of period (000s omitted)	$41,117	$78,118	$73,888	$104,869	$103,740

[1]	Calculated based upon average shares outstanding
[2]	During the year ended October 31, 2022, the Fund received payments from a service provider which had a 0.04% impact on the total return.
[3]	During the year ended October 31, 2020, the Fund received a payment from an affiliate which had a 1.16% impact on the total return.
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Markets Equity Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$31.42	$28.57	$26.38	$22.10	$25.99
Net investment income	0.27 [1]	0.04 [1]	0.14	0.19	0.19
Net realized and unrealized gains (losses) on investments	(10.45)	2.92	2.34	4.28	(3.89)
Total from investment operations	(10.18)	2.96	2.48	4.47	(3.70)
Distributions to shareholders from
Net investment income	(0.19)	(0.11)	(0.29)	(0.19)	(0.19)
Net asset value, end of period	$21.05	$31.42	$28.57	$26.38	$22.10
Total return	(32.60)%	10.39%	9.42%	20.40%	(14.35)%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.15%	1.21%	1.25%	1.25%
Net expenses	1.11%	1.14%	1.18%	1.19%	1.19%
Net investment income	1.03%	0.12%	0.49%	0.81%	0.75%
Supplemental data
Portfolio turnover rate	5%	9%	12%	8%	11%
Net assets, end of period (000s omitted)	$2,969,992	$5,334,340	$3,984,940	$3,475,314	$2,790,071

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Emerging Markets Equity Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Emerging Markets Equity Fund (the "Fund") which is a diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2022, such fair value pricing was used in pricing certain foreign securities.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign

Allspring Emerging Markets Equity Fund  |  25

Notes to financial statements
exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

26  |  Allspring Emerging Markets Equity Fund

Notes to financial statements
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2022, the aggregate cost of all investments for federal income tax purposes was $3,837,769,849 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 916,445,855
Gross unrealized losses	(1,188,683,979)
Net unrealized losses	$ (272,238,124)
As of October 31, 2022, the Fund had capital loss carryforwards which consisted of $75,756,203 in short-term capital losses and $79,352,659 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Emerging Markets Equity Fund  |  27

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Argentina	$ 22,645,088	$ 0	$0	$ 22,645,088
Brazil	323,002,762	0	0	323,002,762
Chile	17,178,800	40,324,845	0	57,503,645
China	721,613,466	3,293,222	0	724,906,688
Colombia	12,662,167	0	0	12,662,167
Hong Kong	154,117,016	0	0	154,117,016
India	573,556,847	0	0	573,556,847
Indonesia	122,599,310	0	0	122,599,310
Luxembourg	14,190,626	0	0	14,190,626
Mexico	357,886,082	0	0	357,886,082
Nigeria	2,945,401	0	0	2,945,401
Peru	22,627,336	0	0	22,627,336
Philippines	0	23,789,341	0	23,789,341
Russia	0	0	0	0
South Africa	116,624,090	0	0	116,624,090
South Korea	398,247,533	0	0	398,247,533
Taiwan	394,447,705	0	0	394,447,705
Thailand	88,803,385	0	0	88,803,385
Turkey	3,216,584	0	0	3,216,584
Convertible debentures	0	0	0	0
Short-term investments
Investment companies	151,760,119	0	0	151,760,119
Total assets	$3,498,124,317	$67,407,408	$0	$3,565,531,725
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended October 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

28  |  Allspring Emerging Markets Equity Fund

Notes to financial statements
Average daily net assets	Management fee
First $1 billion	1.050%
Next $1 billion	1.025
Next $2 billion	1.000
Next $1 billion	0.975
Next $3 billion	0.965
Next $2 billion	0.955
Over $10 billion	0.945
For the year ended October 31, 2022, the management fee was equivalent to an annual rate of 1.01% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through February 28, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of October 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.44%
Class C	2.19
Class R6	1.01
Administrator Class	1.36
Institutional Class	1.11

Allspring Emerging Markets Equity Fund  |  29

Notes to financial statements
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2022, Allspring Funds Distributor received $5,013 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended October 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2022 were $242,302,792 and $662,040,580, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of October 31, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$8,786,200	$(8,786,200)	$0
Barclays Capital Incorporated	6,552,720	(6,552,720)	0
BMO Capital Markets Corporation	548,580	(548,580)	0
Citigroup Global Markets Incorporated	4,800,644	(4,800,644)	0
JPMorgan Securities LLC	7,133,848	(7,133,848)	0
Morgan Stanley & Company LLC	5,182,536	(5,182,536)	0
Scotia Capital (USA) Incorporated	2,242,488	(2,242,488)	0
SG Americas Securities LLC	89,020	(89,020)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

30  |  Allspring Emerging Markets Equity Fund

Notes to financial statements
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended October 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $34,269,045 and $18,801,530 of ordinary income for the years ended October 31, 2022 and October 31, 2021, respectively.
As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$35,454,801	$(273,404,648)	$(155,108,862)
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in China and Hong Kong. A fund that invests a substantial portion of its assets in any country or geographic region will be more vulnerable than a fund that invests its assets more broadly to the economic, financial, political or other developments affecting that country or region. Such developments may have a significant impact on the Fund's investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund.
10. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted. As of October 31, 2022, the Fund held 0.00% of its total net assets in Russian securities with unrealized losses in the amount of $120,971,324.
11. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Allspring Emerging Markets Equity Fund  |  31

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Emerging Markets Equity Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
December 22, 2022

32  |  Allspring Emerging Markets Equity Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 81% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $34,269,045 of income dividends paid during the fiscal year ended October 31, 2022 has been designated as qualified dividend income (QDI).
Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2021. Additional details will be available in the semiannual report.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Emerging Markets Equity Fund  |  33

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

34  |  Allspring Emerging Markets Equity Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Emerging Markets Equity Fund  |  35

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

36  |  Allspring Emerging Markets Equity Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Emerging Markets Equity Fund  |  37

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-12122022-ea8aozjs 12-22
A238/AR238 10-22

Annual Report
October 31, 2022
Allspring Emerging Markets
Equity Income Fund

The views expressed and any forward-looking statements are as of October 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Emerging Markets Equity Income Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Emerging Markets Equity Income Fund for the 12-month period that ended October 31, 2022. Globally, stocks and bonds experienced heightened volatility through the extremely difficult period. Non-U.S. securities fared the worst as the global economy faced multiple challenges and the strength of the U.S. dollar eroded already-poor returns of non-U.S.-dollar-denominated assets. Bonds had historically poor performance, with major fixed income indexes falling substantially for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more, plus the global reverberations of the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -14.61%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -24.73%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of 31.03%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -15.68%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 24.59%, the Bloomberg Municipal Bond Index6 declined 11.98%, and the ICE BofA U.S. High Yield Index7 fell 11.42%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
In November 2021, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),8 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Federal Reserve (Fed)  to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
[8]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

2  |  Allspring Emerging Markets Equity Income Fund

Letter to shareholders (unaudited)
Global volatility eased in December on reports of a lower risk of severe disease and death from the Omicron variant Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January, concerns mounted about U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. The ensuing global ripple effect compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
“ In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation.”

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Emerging Markets Equity Income Fund  |  3

Letter to shareholders (unaudited)
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilience of the U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act.  Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased, for now, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Emerging Markets Equity Income Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks to achieve long-term capital appreciation and current income
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Alison Shimada, Elaine Tse
Average annual total returns (%) as of October 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EQIAX)	5-31-2012	-30.87	-3.99	0.09	-26.67	-2.85	0.69	1.63	1.55
Class C (EQICX)	5-31-2012	-28.27	-3.61	0.08	-27.27	-3.61	0.08	2.38	2.30
Class R (EQIHX)[3]	9-30-2015	–	–	–	-26.86	-3.04	0.47	1.88	1.80
Class R6 (EQIRX)[4]	9-30-2015	–	–	–	-26.49	-2.47	1.10	1.20	1.17
Administrator Class (EQIDX)	5-31-2012	–	–	–	-26.65	-2.75	0.85	1.55	1.45
Institutional Class (EQIIX)	5-31-2012	–	–	–	-26.44	-2.52	1.06	1.30	1.22
MSCI EM Index (Net) (USD)[5]	–	–	–	–	-31.03	-3.09	0.79	–	–
MSCI EM High Dividend Yield Index (Net) (USD)[6]	–	–	–	–	-25.48	-3.41	-1.11	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through February 28, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.55% for Class A, 2.30% for Class C, 1.80% for Class R, 1.17% for Class R6, 1.45% for Administrator Class, and 1.22% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[6]	The MSCI EM High Dividend Yield Index (Net) (USD) is based on the MSCI EM Index, its parent index, and includes large and mid-cap stocks. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. You cannot invest directly in an index.

6  |  Allspring Emerging Markets Equity Income Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of October 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI EM Index (Net) (USD) and MSCI EM High Dividend Yield Index (Net) (USD). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Emerging Markets Equity Income Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed the MSCI EM Index (Net) (USD) for the 12-month period that ended October 31, 2022.
■	Stock selection within the financials, communication services, and information technology (IT) sectors added value but was partially offset by unfavorable stock selection in the energy, materials, and industrials sectors.
■	Stock selection within China/Hong Kong, Chile, and Korea drove positive performance during the period but was partially offset by positioning in India, Kuwait, and Saudi Arabia.
Performance was driven by the Russia/Ukraine war, high inflation, fiscal and monetary tightening, and the resulting slowdown in global growth.
The MSCI EM Index (Net) (USD) declined 31.03% over the 12-month period, primarily due to weakness in North Asia, including China/Hong Kong, Taiwan, and Korea, due to the continuation of China’s zero-COVID-19 policy, which included a series of large-scale lockdowns in the spring. Also weighing on markets were rising U.S.-China tensions relating to Taiwan and technology exports and aggressive interest rate hikes in the developed world, which strongly affected longer-duration assets and global growth expectations.
Russia’s invasion of Ukraine compounded some of the above issues and detracted at the index level as Russian equities were written down to effectively zero following the market closure to foreign investors resulting in the re-classification of Russia from emerging markets to stand-alone status by MSCI.
Country returns varied substantially, illustrated by 20%+ returns in Turkey and Brazil versus 40%+ declines in Poland, China/Hong Kong, Hungary, and Russia. All sectors in the index generated negative returns, with relative outperformance emanating from more value-oriented sectors, such as utilities, financials, industrials, and consumer staples, while consumer discretionary, communication services, and real estate stocks lagged the broader index.
The Fund added to defensive sectors while decreasing exposure to consumer discretionary and IT stocks.
During the period, the Fund’s largest shifts included an increase in defensive sectors, including consumer staples and communication services, and a decrease in sectors hurt by lower discretionary spending and a weaker economic backdrop, including consumer discretionary and IT. Within consumer staples, the team added new names, including Colgate-Palmolive (India) (India’s largest oral care products company), Minerva (the largest exporter of beef in Latin America), and PT Unilever Indonesia (a leading fast-moving consumer goods company in Indonesia). The team exited names in consumer discretionary, including Topsports International (China’s largest sportswear retailer), Jarir Marketing (a leading Saudi Arabian retailer of consumer electronics, office supplies, and books), and Gree Electric Appliances (a leading air conditioner and home appliance manufacturer in China).
Ten largest holdings (%) as of October 31, 2022[1]
Taiwan Semiconductor Manufacturing Company Limited	6.01
Samsung Electronics Company Limited	2.74
Samsung Electronics Company Limited	2.60
Infosys Limited	2.16
Alibaba Group Holding Limited	2.03
Bank of Baroda	1.97
Tencent Holdings Limited	1.85
LIC Housing Finance Limited	1.54
LG Chem Limited	1.53
Bangkok Bank PCL	1.53
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Outperformance was driven by a combination of positive stock selection and allocation effects.
Stock selection contributed to relative performance. Bank of Baroda, one of the largest state-owned banks in India, was the leading contributor in the financials sector as it reported second-quarter 2022 results, including a 78% annual increase in net income, driven by lower provisions. Higher loan growth and a moderation in credit costs were other key positives. The bank remains a high-conviction position as it continued to deliver on earnings improvement through loan growth and improved asset quality, lowering the risk profile of the investment.
Sociedad Quimica y Minera de Chile (SQM), a specialty chemicals producer, was the leading contributor in the materials sector. It beat expectations in the fourth quarter of 2021 with a 283% year-over-year rise in earnings before interest, taxes, depreciation, and amortization due to higher prices for all of its business lines and higher volumes in each segment with the exception of industrial chemicals.
At the country level, positive allocation effects were driven by a swift reduction in the allocation to Russia prior to the market closure and an average overweight to Chile. At the sector level, overweight positioning in financials and utilities contributed.

8  |  Allspring Emerging Markets Equity Income Fund

Performance highlights (unaudited)
Sector allocation as of October 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
India was the leading detractor at the country level due to the combination of negative allocation effects from an underweight position as well as stock selection. The leading detractor in the country was Manappuram Finance, a gold-finance company. We exited the position in February 2022 after disappointing quarterly results. At the time, we believed there was further downside to loan yields and returns on equity (ROE) amid intensifying competition from other gold finance companies as well as banks. While the valuation was undemanding at a price/book ratio of 1.0, the visibility on a new (and lower) steady-state ROE was low. The energy sector was the leading detractor at the country level due to a combination of negative allocation effects from an average underweight position as well as stock selection. Lukoil, a Russian integrated oil company, was the leading detractor in the sector given the negative impact to Russian equities from Russia’s invasion of Ukraine. The team exited the London-listed position on February 28 prior to the closure of the Russian market.
Country allocation as of October 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Outlook
Dragged by double-digit declines in China in October, emerging market equities had a one-year return of -31.03%. Xi Jinping “won” a third term at the 20th Communist Party Congress as expected. However, retirement of all pro-reform, market-oriented members in the Politburo Standing Committee suggests a further pivot to political ideology over economic pragmatism and essentially no checks and balances, with complete power consolidation at the top. China’s economic growth will likely disappoint on adherence to its zero-COVID-19 strategy and national security and common prosperity as main policy priorities.
We believe Sino-U.S. tensions will remain high on the technology ban, Taiwan relations, and politically charged rhetoric around U.S. midterm elections. Stronger fiscal, monetary, and property market support may not be articulated until the Central Economic Work Conference in December or even later at the National People’s Congress in March of next year.
We expect geopolitical concerns and volatility in the IT sector to continue to affect the North Asian equity markets, which could present an attractive entry for recovery down the line. South and Southeast Asia are well positioned as supply chain alternatives to North Asia. India will further rise as a major Asian market with less perceived political risk than China, but no less volatile given high valuations amid monetary tightening and an economic slowdown.
We continue to appreciate the resource advantage in Latin America and the Europe, Middle East, and Africa region, and we remain active in the regions. While we have taken some profits on commodity price rollover, the outlook may tilt favorably again on tight supply for select industries. We expect key materials with strong structural demand to become “oversold” and present buying opportunities. Political uncertainty and fiscal deterioration are still concerns in Latin America. Despite very tight election results, we expect Lula’s victory in Brazil to prevail and we look to policy moderation with the appointment of a market-friendly finance minister. Valuations in the Gulf are rather full and may be vulnerable to an oil price decline. However, we are finding new ideas as the region implements growth strategies diversifying from energy. Risks are high in emerging Europe, and we tend to avoid markets with politically driven, unorthodox polices that threaten financial stability, such as Turkey.
Overall, we search for new opportunities in all emerging market regions from the bottom up. We project relief to margin pressure as input costs come down and we can see an end to tightening cycles in emerging markets relative to developed markets. We believe emerging market valuations are very compelling at below 10 times forward earnings and 1.5 times price/book, a discount of more than 30% relative to developed markets. We expect emerging markets to outperform developed markets through 2023 as the U.S. dollar peaks and as the relative growth premium of emerging markets versus developed markets expands once again.

Allspring Emerging Markets Equity Income Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 5-1-2022	Ending account value 10-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 814.46	$ 7.04	1.54%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.44	$ 7.83	1.54%
Class C
Actual	$1,000.00	$ 811.33	$10.50	2.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.61	$11.67	2.30%
Class R
Actual	$1,000.00	$ 813.33	$ 8.23	1.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	$ 9.15	1.80%
Class R6
Actual	$1,000.00	$ 815.40	$ 5.35	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$ 5.96	1.17%
Administrator Class
Actual	$1,000.00	$ 814.70	$ 6.63	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$ 7.38	1.45%
Institutional Class
Actual	$1,000.00	$ 816.20	$ 5.58	1.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$ 6.21	1.22%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Emerging Markets Equity Income Fund

Portfolio of investments—October 31, 2022

	Shares	Value
Common stocks: 89.76%
Brazil: 4.99%
Ambev SA (Consumer staples, Beverages)	809,700	$ 2,508,024
B3 Brasil Bolsa Balcao SA (Financials, Capital markets)	800,200	2,329,882
Banco BTG Pactual SA (Financials, Capital markets)	592,172	3,317,676
Companhia Brasileira de Aluminio (Materials, Metals & mining)	563,100	1,203,489
Minerva SA (Consumer staples, Food products)	1,051,356	2,784,348
Vale SA (Materials, Metals & mining)	169,200	2,198,896
		14,342,315
Chile: 0.99%
Banco Santander Chile SA (Financials, Banks)	34,571,869	1,238,505
Sociedad Quimica Minera de Chile (Materials, Chemicals)	17,003	1,592,841
		2,831,346
China: 23.43%
Alibaba Group Holding Limited (Consumer discretionary, Internet & direct marketing retail) †	746,100	5,840,750
Baidu Incorporated Class A (Communication services, Interactive media & services) †	145,944	1,396,291
Baoshan Iron & Steel Company Limited Class A (Materials, Metals & mining)	2,840,010	1,871,653
China Construction Bank Class H (Financials, Banks)	6,743,000	3,582,110
China International Capital Corporation Limited Class H (Financials, Capital markets) 144A	1,542,400	2,145,702
China Oilfield Services Limited H Shares (Energy, Energy equipment & services)	2,080,000	2,342,423
China Resources Land Limited (Real estate, Real estate management & development)	1,300,000	4,074,067
China State Construction International Holdings (Industrials, Construction & engineering)	2,994,000	2,692,813
China Vanke Company Limited H Shares (Real estate, Real estate management & development)	768,000	986,215
China Yangtze Power Company Limited Class A (Utilities, Independent power & renewable electricity producers)	957,195	2,657,054
China Yongda Automobile Service Holding Company (Consumer discretionary, Specialty retail)	2,331,500	1,045,509
ENN Energy Holdings Limited (Utilities, Gas utilities)	167,800	1,668,455
Ganfeng Lithium Company Limited Class H (Materials, Metals & mining) 144A	223,840	1,514,195
Guangzhou Automobile Group Company Limited Class H (Consumer discretionary, Automobiles)	3,678,000	2,239,697
Huatai Securities Company Limited H Shares (Financials, Capital markets) 144A	1,500,200	1,469,688
Inner Mongolia Yili Industrial Group Company Limited Class A (Consumer staples, Food products)	763,078	2,638,874
JD.com Incorporated Class A (Consumer discretionary, Internet & direct marketing retail)	105,400	1,948,309
Kunlun Energy Company Limited (Utilities, Gas utilities)	2,110,000	1,260,680
Lenovo Group Limited (Information technology, Technology hardware, storage & peripherals)	2,634,000	2,107,294
Midea Group Company Limited Class A (Consumer discretionary, Household durables)	751,558	4,137,451
Nari Technology Company Limited (Industrials, Electrical equipment)	495,661	1,657,048
Nine Dragons Paper Holdings Limited (Materials, Paper & forest products)	1,633,000	967,362
Ping An Insurance Group Company Class H (Financials, Insurance)	417,000	1,668,074
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Markets Equity Income Fund  |  11

Portfolio of investments—October 31, 2022

	Shares	Value
China: (continued)
Postal Savings Bank of China Company Limited Class H (Financials, Banks) 144A	5,051,000	$ 2,342,224
Tencent Holdings Limited (Communication services, Interactive media & services)	202,800	5,311,788
Tingyi Holding Corporation (Consumer staples, Food products)	1,820,000	2,847,210
Xinyangfeng Agricultural Technology Company Limited (Materials, Chemicals)	759,800	1,147,206
Zhejiang NHU Company Limited (Health care, Biotechnology)	1,079,821	2,651,247
Zoomlion Heavy Industry Science and Technology Company Limited Class H (Industrials, Machinery)	3,300,200	1,063,679
		67,275,068
Colombia: 0.81%
Ecopetrol SA ADR (Energy, Oil, gas & consumable fuels)	235,679	2,323,795
Hong Kong: 1.43%
China Merchants Port Holdings Company Limited (Industrials, Transportation infrastructure)	1,636,000	1,917,436
Chow Tai Fook Jewellery Company Limited (Consumer discretionary, Specialty retail)	1,277,600	2,187,479
		4,104,915
India: 13.82%
Bajaj Auto Limited (Consumer discretionary, Automobiles)	68,879	3,055,339
Bank of Baroda (Financials, Banks)	3,173,597	5,662,653
Colgate-Palmolive Company India Limited (Consumer staples, Personal products)	203,142	4,004,433
Embassy Office Parks REIT (Real estate, Equity REITs)	721,477	3,001,567
Gail India Limited (Utilities, Gas utilities)	2,309,491	2,547,269
Indus Towers Limited (Communication services, Diversified telecommunication services)	1,043,063	2,337,449
Infosys Limited (Information technology, IT services)	333,753	6,199,696
LIC Housing Finance Limited (Financials, Diversified financial services)	906,376	4,437,851
Mahanagar Gas Limited (Utilities, Gas utilities)	283,718	2,953,286
Power Grid Corporation of India Limited (Utilities, Electric utilities)	1,185,756	3,268,161
Tech Mahindra Limited (Information technology, IT services)	173,655	2,230,857
		39,698,561
Indonesia: 2.92%
PT Bank Negara Indonesia Persero Tbk (Financials, Banks)	5,469,064	3,295,990
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	5,404,061	1,611,084
PT Telekomunikasi Indonesia Persero Tbk (Communication services, Diversified telecommunication services)	5,680,050	1,598,681
PT Unilever Indonesia Tbk (Consumer staples, Household products)	6,362,800	1,892,828
		8,398,583
Malaysia: 1.57%
Genting Malaysia Bhd (Consumer discretionary, Hotels, restaurants & leisure)	2,470,900	1,431,951
Petronas Chemicals Group Bhd (Materials, Chemicals)	850,400	1,568,420
RHB Bank Bhd (Financials, Banks)	1,247,600	1,509,364
		4,509,735
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Emerging Markets Equity Income Fund

Portfolio of investments—October 31, 2022

	Shares	Value
Mexico: 3.64%
America Movil SAB de CV ADR (Communication services, Wireless telecommunication services)	117,762	$ 2,215,103
Grupo Bimbo SAB de CV Series A (Consumer staples, Food products)	445,113	1,725,591
Grupo Financiero Banorte SAB de CV (Financials, Banks)	302,100	2,459,280
Walmart de Mexico SAB de CV (Consumer staples, Food & staples retailing)	1,052,391	4,065,513
		10,465,487
Panama: 0.96%
Copa Holdings SA Class A (Industrials, Airlines) †	36,495	2,745,519
Peru: 0.76%
Southern Copper Corporation (Materials, Metals & mining)	46,192	2,169,638
Philippines: 0.53%
Bank of the Philippine Islands (Financials, Banks)	917,450	1,525,777
Qatar: 1.23%
Industries Qatar (Energy, Oil, gas & consumable fuels)	398,742	1,726,687
Qatar National Bank (Financials, Banks)	332,330	1,819,636
		3,546,323
Russia: 0.00%
Alrosa PJSC (Acquired 5-6-2021, cost $1,726,284) (Materials, Metals & mining) ♦†>	1,142,750	0
Magnit PJSC (Acquired 2-3-2022, cost $1,919,054) (Consumer staples, Food & staples retailing) ♦†>	27,916	0
		0
Saudi Arabia: 3.69%
Alinma Bank (Financials, Banks)	397,637	3,968,380
National Commercial Bank (Financials, Banks)	134,954	2,133,376
Saudi Telecom Company (Communication services, Diversified telecommunication services)	285,828	3,073,133
United Electronics Company (Consumer discretionary, Specialty retail)	69,257	1,410,004
		10,584,893
Singapore: 0.76%
BOC Aviation Limited (Industrials, Trading companies & distributors) 144A	325,300	2,177,742
South Africa: 3.73%
Absa Group Limited (Financials, Banks)	340,916	3,707,089
Mr Price Group Limited (Consumer discretionary, Specialty retail)	121,640	1,171,055
Standard Bank Group Limited (Financials, Banks)	305,903	2,858,564
The Bidvest Group Limited (Industrials, Industrial conglomerates)	257,211	2,975,281
		10,711,989
South Korea: 8.36%
Doosan Bobcat Incorporated (Industrials, Machinery)	78,899	1,855,535
Hana Financial Group Incorporated (Financials, Banks)	99,708	2,887,399
Kangwon Land Incorporated (Consumer discretionary, Hotels, restaurants & leisure) †	120,750	1,949,700
KB Financial Group Incorporated (Financials, Banks)	107,966	3,641,943
Kia Corporation (Consumer discretionary, Automobiles)	60,008	2,793,029
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Markets Equity Income Fund  |  13

Portfolio of investments—October 31, 2022

	Shares	Value
South Korea: (continued)
Samsung Electronics Company Limited (Information technology, Technology hardware, storage & peripherals)	188,466	$ 7,859,090
SK Telecom Company Limited (Communication services, Wireless telecommunication services)	86,058	3,026,786
		24,013,482
Taiwan: 11.42%
Advantech Company Limited (Information technology, Technology hardware, storage & peripherals)	248,000	2,255,070
CTBC Financial Holding Company Limited (Financials, Banks)	4,645,000	2,940,740
Delta Electronics Incorporated (Information technology, Electronic equipment, instruments & components)	299,000	2,389,402
Hon Hai Precision Industry Company Limited (Information technology, Electronic equipment, instruments & components)	1,169,704	3,720,837
Mediatek Incorporated (Information technology, Semiconductors & semiconductor equipment)	138,000	2,526,806
President Chain Store Corporation (Consumer staples, Food & staples retailing)	202,000	1,680,068
Taiwan Semiconductor Manufacturing Company Limited (Information technology, Semiconductors & semiconductor equipment)	1,427,000	17,271,472
		32,784,395
Thailand: 2.32%
Bangkok Bank PCL (Financials, Banks)	1,147,000	4,384,879
Tisco Financial Group PCL (Financials, Banks)	899,500	2,268,839
		6,653,718
United Arab Emirates: 2.40%
Abu Dhabi Commercial Bank PJSC (Financials, Banks)	1,453,696	3,740,009
Dubai Electricity & Water Authority PJSC (Utilities, Multi-utilities)	2,353,231	1,563,226
Fertiglobe plc (Materials, Chemicals)	1,153,712	1,598,757
		6,901,992
Total Common stocks (Cost $275,723,562)		257,765,273

	Dividend yield
Preferred stocks: 6.08%
Brazil: 1.95%
Itau Unibanco Holding SA (Financials, Banks)	1.20%	507,600	2,987,327
Petroleo Brasil SP ADR (Energy, Oil, gas & consumable fuels)	53.73	225,895	2,600,051
			5,587,378
South Korea: 4.13%
LG Chem Limited (Materials, Chemicals)	5.01	21,641	4,390,641
Samsung Electronics Company Limited (Information technology, Technology hardware, storage & peripherals)	4.70	199,726	7,473,338
			11,863,979
Total Preferred stocks (Cost $20,059,010)			17,451,357

The accompanying notes are an integral part of these financial statements.

14  |  Allspring Emerging Markets Equity Income Fund

Portfolio of investments—October 31, 2022

		Yield	Shares	Value
Short-term investments: 3.59%
Investment companies: 3.59%
Allspring Government Money Market Fund Select Class ♠∞		2.94%	10,320,765	$ 10,320,765
Total Short-term investments (Cost $10,320,765)				10,320,765
Total investments in securities (Cost $306,103,337)	99.43%			285,537,395
Other assets and liabilities, net	0.57			1,633,624
Total net assets	100.00%			$287,171,019

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♦	The security is fair valued in accordance with Allspring Funds Management's valuation procedures, as the Board-designated valuation designee.
>	Restricted security as to resale, excluding Rule 144A securities. The Fund held restricted securities with an aggregate current value of $0 (original aggregate cost of $3,645,338), representing 0.00% of its net assets as of period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$6,771,617	$122,644,545	$(119,095,397)	$0	$0	$10,320,765	10,320,765	$100,765
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Markets Equity Income Fund  |  15

Statement of assets and liabilities—October 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $295,782,572)	$ 275,216,630
Investments in affiliated securities, at value (cost $10,320,765)	10,320,765
Foreign currency, at value (cost $765,391)	763,489
Receivable for investments sold	1,718,586
Receivable for Fund shares sold	883,914
Receivable for dividends	649,203
Prepaid expenses and other assets	47,537
Total assets	289,600,124
Liabilities
Payable for investments purchased	1,790,780
Management fee payable	224,348
Payable for Fund shares redeemed	181,464
Administration fees payable	34,706
Distribution fees payable	2,326
Trustees’ fees and expenses payable	1,254
Accrued expenses and other liabilities	194,227
Total liabilities	2,429,105
Total net assets	$287,171,019
Net assets consist of
Paid-in capital	$ 354,582,885
Total distributable loss	(67,411,866)
Total net assets	$287,171,019
Computation of net asset value and offering price per share
Net assets – Class A	$ 63,130,153
Shares outstanding – Class A1	6,992,253
Net asset value per share – Class A	$9.03
Maximum offering price per share – Class A2	$9.58
Net assets – Class C	$ 3,395,923
Shares outstanding – Class C1	378,199
Net asset value per share – Class C	$8.98
Net assets – Class R	$ 115,800
Shares outstanding – Class R1	12,801
Net asset value per share – Class R	$9.05
Net assets – Class R6	$ 28,296,124
Shares outstanding – Class R6[1]	3,135,604
Net asset value per share – Class R6	$9.02
Net assets – Administrator Class	$ 1,764,819
Shares outstanding – Administrator Class[1]	193,878
Net asset value per share – Administrator Class	$9.10
Net assets – Institutional Class	$ 190,468,200
Shares outstanding – Institutional Class[1]	21,053,893
Net asset value per share – Institutional Class	$9.05
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Emerging Markets Equity Income Fund

Statement of operations—year ended October 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $1,559,734)	$ 13,416,506
Income from affiliated securities	100,765
Total investment income	13,517,271
Expenses
Management fee	3,646,906
Administration fees
Class A	171,342
Class C	11,104
Class R	292
Class R6	10,808
Administrator Class	2,815
Institutional Class	288,747
Shareholder servicing fees
Class A	203,789
Class C	13,103
Class R	348
Administrator Class	3,981
Distribution fees
Class C	39,308
Class R	216
Custody and accounting fees	365,233
Professional fees	65,330
Registration fees	79,835
Shareholder report expenses	32,031
Trustees’ fees and expenses	20,819
Other fees and expenses	83,959
Total expenses	5,039,966
Less: Fee waivers and/or expense reimbursements
Fund-level	(271,458)
Class A	(65,273)
Class C	(2,644)
Class R6	(3,603)
Administrator Class	(866)
Institutional Class	(155,479)
Net expenses	4,540,643
Net investment income	8,976,628
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(19,091,790)
Net change in unrealized gains (losses) on investments (net of deferred foreign capital gain tax of $139,356)	(91,809,626)
Net realized and unrealized gains (losses) on investments	(110,901,416)
Net decrease in net assets resulting from operations	$(101,924,788)
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Markets Equity Income Fund  |  17

Statement of changes in net assets

	Year ended October 31, 2022		Year ended October 31, 2021
Operations
Net investment income		$ 8,976,628		$ 8,296,277
Net realized gains (losses) on investments		(19,091,790)		68,320,342
Net change in unrealized gains (losses) on investments		(91,809,626)		16,066,445
Net increase (decrease) in net assets resulting from operations		(101,924,788)		92,683,064
Distributions to shareholders from
Net investment income and net realized gains
Class A		(2,272,980)		(1,815,822)
Class C		(105,651)		(86,823)
Class R		(3,642)		(2,237)
Class R6		(1,156,899)		(1,047,303)
Administrator Class		(63,004)		(55,433)
Institutional Class		(7,016,165)		(5,118,536)
Total distributions to shareholders		(10,618,341)		(8,126,154)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	478,576	5,382,246	1,007,163	12,778,224
Class C	17,333	182,650	24,208	305,344
Class R	2,890	32,427	2,727	35,135
Class R6	81,243	849,396	789,278	10,380,352
Administrator Class	12,000	117,480	10,239	134,667
Institutional Class	6,508,814	72,889,767	3,768,349	48,968,405
		79,453,966		72,602,127
Reinvestment of distributions
Class A	195,730	2,176,934	135,125	1,742,187
Class C	9,051	101,754	6,508	84,006
Class R	323	3,590	128	1,659
Class R6	84,772	942,060	69,164	885,955
Administrator Class	5,280	59,134	3,863	49,867
Institutional Class	601,019	6,657,509	375,925	4,850,418
		9,940,981		7,614,092
Payment for shares redeemed
Class A	(1,113,452)	(12,636,350)	(1,834,330)	(23,666,313)
Class C	(220,162)	(2,489,013)	(251,718)	(3,211,029)
Class R	(2,050)	(22,845)	(724)	(9,313)
Class R6	(483,719)	(5,843,316)	(4,563,257)	(57,951,588)
Administrator Class	(17,837)	(203,790)	(188,603)	(2,409,337)
Institutional Class	(4,499,368)	(50,418,552)	(5,291,953)	(68,234,275)
		(71,613,866)		(155,481,855)
Net increase (decrease) in net assets resulting from capital share transactions		17,781,081		(75,265,636)
Total increase (decrease) in net assets		(94,762,048)		9,291,274
Net assets
Beginning of period		381,933,067		372,641,793
End of period		$ 287,171,019		$ 381,933,067
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Emerging Markets Equity Income Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.67	$10.33	$11.21	$10.33	$11.68
Net investment income	0.27 [1]	0.24	0.20	0.24	0.27
Net realized and unrealized gains (losses) on investments	(3.59)	2.34	(0.85)	0.86	(1.36)
Total from investment operations	(3.32)	2.58	(0.65)	1.10	(1.09)
Distributions to shareholders from
Net investment income	(0.32)	(0.24)	(0.23)	(0.22)	(0.26)
Net asset value, end of period	$9.03	$12.67	$10.33	$11.21	$10.33
Total return[2]	(26.67)%	24.93%	(5.83)%	10.78%	(9.47)%
Ratios to average net assets (annualized)
Gross expenses	1.70%	1.63%	1.65%	1.69%	1.67%
Net expenses	1.54%	1.54%	1.52%	1.62%	1.62%
Net investment income	2.34%	1.88%	2.10%	2.12%	2.30%
Supplemental data
Portfolio turnover rate	50%	73%	92%	73%	69%
Net assets, end of period (000s omitted)	$63,130	$94,152	$83,889	$20,017	$19,684

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Markets Equity Income Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.59	$10.26	$11.15	$10.27	$11.63
Net investment income	0.18 [1]	0.11	0.11	0.15	0.18
Net realized and unrealized gains (losses) on investments	(3.56)	2.36	(0.85)	0.87	(1.35)
Total from investment operations	(3.38)	2.47	(0.74)	1.02	(1.17)
Distributions to shareholders from
Net investment income	(0.23)	(0.14)	(0.15)	(0.14)	(0.19)
Net asset value, end of period	$8.98	$12.59	$10.26	$11.15	$10.27
Total return[2]	(27.27)%	24.00%	(6.69)%	10.01%	(10.20)%
Ratios to average net assets (annualized)
Gross expenses	2.43%	2.37%	2.40%	2.44%	2.42%
Net expenses	2.30%	2.30%	2.31%	2.37%	2.37%
Net investment income	1.55%	1.07%	1.03%	1.30%	1.53%
Supplemental data
Portfolio turnover rate	50%	73%	92%	73%	69%
Net assets, end of period (000s omitted)	$3,396	$7,203	$8,138	$11,958	$13,896

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Emerging Markets Equity Income Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Class R	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.70	$10.36	$11.22	$10.34	$11.71
Net investment income	0.24 [1]	0.22	0.17	0.20	0.24
Payment from affiliate	0.00	0.00	0.03	0.00	0.00
Net realized and unrealized gains (losses) on investments	(3.59)	2.33	(0.85)	0.88	(1.37)
Total from investment operations	(3.35)	2.55	(0.65)	1.08	(1.13)
Distributions to shareholders from
Net investment income	(0.30)	(0.21)	(0.21)	(0.20)	(0.24)
Net asset value, end of period	$9.05	$12.70	$10.36	$11.22	$10.34
Total return	(26.86)%	24.58%	(5.82)% [2]	10.61%	(9.70)%
Ratios to average net assets (annualized)
Gross expenses	1.85%	1.85%	1.84%	1.93%	1.94%
Net expenses	1.77%	1.80%	1.78%	1.87%	1.87%
Net investment income	2.08%	1.66%	1.65%	1.97%	2.64%
Supplemental data
Portfolio turnover rate	50%	73%	92%	73%	69%
Net assets, end of period (000s omitted)	$116	$148	$98	$95	$92

[1]	Calculated based upon average shares outstanding
[2]	During the year ended October 31, 2020, the Fund received a payment from an affiliate which had a 0.29% impact on the total return.
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Markets Equity Income Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.67	$10.33	$11.23	$10.34	$11.69
Net investment income	0.31 [1]	0.26	0.24	0.31 [1]	0.32
Net realized and unrealized gains (losses) on investments	(3.59)	2.37	(0.87)	0.85	(1.35)
Total from investment operations	(3.28)	2.63	(0.63)	1.16	(1.03)
Distributions to shareholders from
Net investment income	(0.37)	(0.29)	(0.27)	(0.27)	(0.32)
Net asset value, end of period	$9.02	$12.67	$10.33	$11.23	$10.34
Total return	(26.49)%	25.44%	(5.60)%	11.34%	(9.05)%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.19%	1.22%	1.26%	1.24%
Net expenses	1.17%	1.15%	1.16%	1.17%	1.17%
Net investment income	2.72%	2.00%	2.27%	2.81%	2.58%
Supplemental data
Portfolio turnover rate	50%	73%	92%	73%	69%
Net assets, end of period (000s omitted)	$28,296	$43,761	$73,969	$83,481	$36,597

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Emerging Markets Equity Income Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.78	$10.41	$11.31	$10.41	$11.76
Net investment income	0.28 [1]	0.22 [1]	0.20 [1]	0.25 [1]	0.22 [1]
Net realized and unrealized gains (losses) on investments	(3.63)	2.40	(0.87)	0.89	(1.29)
Total from investment operations	(3.35)	2.62	(0.67)	1.14	(1.07)
Distributions to shareholders from
Net investment income	(0.33)	(0.25)	(0.23)	(0.24)	(0.28)
Net asset value, end of period	$9.10	$12.78	$10.41	$11.31	$10.41
Total return	(26.65)%	25.03%	(5.89)%	11.01%	(9.29)%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.52%	1.56%	1.61%	1.57%
Net expenses	1.43%	1.45%	1.45%	1.45%	1.45%
Net investment income	2.44%	1.75%	1.92%	2.24%	1.86%
Supplemental data
Portfolio turnover rate	50%	73%	92%	73%	69%
Net assets, end of period (000s omitted)	$1,765	$2,484	$3,842	$4,686	$4,758

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Markets Equity Income Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.70	$10.35	$11.24	$10.35	$11.70
Net investment income	0.30 [1]	0.28	0.19 [1]	0.28	0.32
Net realized and unrealized gains (losses) on investments	(3.60)	2.35	(0.82)	0.87	(1.36)
Total from investment operations	(3.30)	2.63	(0.63)	1.15	(1.04)
Distributions to shareholders from
Net investment income	(0.35)	(0.28)	(0.26)	(0.26)	(0.31)
Net asset value, end of period	$9.05	$12.70	$10.35	$11.24	$10.35
Total return	(26.44)%	25.27%	(5.63)%	11.24%	(9.11)%
Ratios to average net assets (annualized)
Gross expenses	1.37%	1.30%	1.33%	1.36%	1.34%
Net expenses	1.22%	1.22%	1.22%	1.22%	1.22%
Net investment income	2.68%	2.21%	1.85%	2.54%	2.73%
Supplemental data
Portfolio turnover rate	50%	73%	92%	73%	69%
Net assets, end of period (000s omitted)	$190,468	$234,185	$202,705	$471,068	$452,650

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Emerging Markets Equity Income Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Emerging Markets Equity Income Fund (the "Fund") which is a diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2022, such fair value pricing was used in pricing certain foreign securities.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and

Allspring Emerging Markets Equity Income Fund  |  25

Notes to financial statements
the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2022, the aggregate cost of all investments for federal income tax purposes was $310,944,173 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 31,845,402
Gross unrealized losses	(57,252,180)
Net unrealized losses	$(25,406,778)
As of October 31, 2022, the Fund had capital loss carryforwards which consisted of $36,527,887 in short-term capital losses and $5,804,377 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26  |  Allspring Emerging Markets Equity Income Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Brazil	$ 14,342,315	$ 0	$0	$ 14,342,315
Chile	2,831,346	0	0	2,831,346
China	67,275,068	0	0	67,275,068
Colombia	2,323,795	0	0	2,323,795
Hong Kong	4,104,915	0	0	4,104,915
India	39,698,561	0	0	39,698,561
Indonesia	8,398,583	0	0	8,398,583
Malaysia	4,509,735	0	0	4,509,735
Mexico	10,465,487	0	0	10,465,487
Panama	2,745,519	0	0	2,745,519
Peru	2,169,638	0	0	2,169,638
Philippines	0	1,525,777	0	1,525,777
Qatar	3,546,323	0	0	3,546,323
Russia	0	0	0	0
Saudi Arabia	10,584,893	0	0	10,584,893
Singapore	2,177,742	0	0	2,177,742
South Africa	10,711,989	0	0	10,711,989
South Korea	24,013,482	0	0	24,013,482
Taiwan	32,784,395	0	0	32,784,395
Thailand	6,653,718	0	0	6,653,718
United Arab Emirates	6,901,992	0	0	6,901,992
Preferred stocks
Brazil	5,587,378	0	0	5,587,378
South Korea	11,863,979	0	0	11,863,979
Short-term investments
Investment companies	10,320,765	0	0	10,320,765
Total assets	$284,011,618	$1,525,777	$0	$285,537,395
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended October 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Allspring Emerging Markets Equity Income Fund  |  27

Notes to financial statements
Average daily net assets	Management fee
First $1 billion	1.050%
Next $1 billion	1.025
Next $2 billion	1.000
Next $1 billion	0.975
Next $3 billion	0.965
Next $2 billion	0.955
Over $10 billion	0.945
For the year ended October 31, 2022, the management fee was equivalent to an annual rate of 1.05% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through February 28, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of October 31, 2022, the contractual expense caps are as follows:

28  |  Allspring Emerging Markets Equity Income Fund

Notes to financial statements
Expense ratio caps
Class A	1.55%
Class C	2.30
Class R	1.80
Class R6	1.17
Administrator Class	1.45
Institutional Class	1.22
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2022, Allspring Funds Distributor received $416 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended October 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2022 were $179,977,322 and $165,959,171, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended October 31, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $10,618,341 and $8,126,154 of ordinary income for the years ended October 31, 2022 and October 31, 2021, respectively.
As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$362,541	$(25,442,144)	$(42,332,264)

Allspring Emerging Markets Equity Income Fund  |  29

Notes to financial statements
8. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the financials sector and in China and Hong Kong. A fund that invests a substantial portion of its assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.
9. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted. As of October 31, 2022, the Fund held 0.00% of its total net assets in Russian securities with unrealized losses in the amount of $3,645,338.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30  |  Allspring Emerging Markets Equity Income Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Emerging Markets Equity Income Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
December 22, 2022

Allspring Emerging Markets Equity Income Fund  |  31

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 854 of the Internal Revenue Code, $10,505,507 of income dividends paid during the fiscal year ended October 31, 2022 has been designated as qualified dividend income (QDI).
Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2022. Additional details will be available in the semiannual report.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

32  |  Allspring Emerging Markets Equity Income Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Emerging Markets Equity Income Fund  |  33

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34  |  Allspring Emerging Markets Equity Income Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Emerging Markets Equity Income Fund  |  35

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

36  |  Allspring Emerging Markets Equity Income Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-12122022-fvabo55w 12-22
A262/AR262 10-22

Annual Report
October 31, 2022
Allspring
Special Global Small Cap Fund
(formerly, Allspring Global Small Cap Fund)

The views expressed and any forward-looking statements are as of October 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Special Global Small Cap Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Special Global Small Cap Fund for the 12-month period that ended October 31, 2022. Effective May 2, 2022, the Fund changed its name from Allspring Global Small Cap Fund to Allspring Special Global Small Cap Fund. Globally, stocks and bonds experienced heightened volatility through the extremely difficult period. Non-U.S. securities fared the worst as the global economy faced multiple challenges and the strength of the U.S. dollar eroded already-poor returns of non-U.S.-dollar-denominated assets. Bonds had historically poor performance, with major fixed income indexes falling substantially for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more, plus the global reverberations of the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -14.61%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -24.73%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of 31.03%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -15.68%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 24.59%, the Bloomberg Municipal Bond Index6 declined 11.98%, and the ICE BofA U.S. High Yield Index7 fell 11.42%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
In November 2021, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),8 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Federal Reserve (Fed)  to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
[8]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

2  |  Allspring Special Global Small Cap Fund

Letter to shareholders (unaudited)
Global volatility eased in December on reports of a lower risk of severe disease and death from the Omicron variant Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January, concerns mounted about U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. The ensuing global ripple effect compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
“ In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation.”

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Special Global Small Cap Fund  |  3

Letter to shareholders (unaudited)
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilience of the U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act.  Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased, for now, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Special Global Small Cap Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Stephen Giggie, CFA®‡, Oleg Makhorine, Brian Martin, CFA®‡, James M. Tringas, CFA®‡, Bryant VanCronkhite, CFA®‡, CPA
Average annual total returns (%) as of October 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EKGAX)	3-16-1988	-31.65	0.78	6.87	-27.48	1.99	7.51	1.50	1.50
Class C (EKGCX)	2-1-1993	-29.04	1.27	6.89	-28.04	1.27	6.89	2.25	2.25
Administrator Class (EKGYX)	1-13-1997	–	–	–	-27.41	2.12	7.66	1.42	1.41
Institutional Class (EKGIX)	7-30-2010	–	–	–	-27.20	2.37	7.93	1.17	1.16
MSCI World Small Cap Index (Net)[3]	–	–	–	–	-21.81	3.70	8.40	–	–
S&P Developed SmallCap Index[4]	–	–	–	–	-21.59	3.77	8.55	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through February 28, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.55% for Class A, 2.30% for Class C, 1.40% for Administrator Class, and 1.15% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Morgan Stanley Capital International (MSCI) World Small Cap Index (Net) captures small cap representation across 23 developed markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country. You cannot invest directly in an index. Effective August 18, 2022, the Fund changed its primary benchmark from the S&P Developed SmallCap Index to the MSCI World Small Cap Index (Net) as the Fund believes that the MSCI World Small Cap Index (Net) is more widely used as a performance benchmark by similarly managed funds in the industry. The Fund will retain the S&P Developed SmallCap Index as a secondary benchmark.
[4]	The S&P Developed SmallCap Index is a free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of small-capitalization companies located in developed markets. The index is composed of companies within the bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Special Global Small Cap Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of October 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI World Small Cap Index (Net) and S&P Developed SmallCap Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to geographic risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Special Global Small Cap Fund  |  7

Performance highlights (unaudited)

8  |  Allspring Special Global Small Cap Fund

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the MSCI World Small Cap Index (Net), for the 12-month period that ended October 31, 2022.
■	Stock selection in the consumer discretionary and communication services sectors and an underweight to the energy sector detracted from relative performance.
■	Security selection in the U.S. and the U.K. detracted.
■	Stock selection in the health care and materials sectors contributed to relative performance.
■	Regionally, security selection in Japan and Canada contributed to performance.
High inflation and rising interest rates created market headwinds.
Global equity markets and the MSCI World Small Cap Index (Net) experienced a significant drawdown over the period as soaring inflation led to sharp central bank interest rate increases. The Russian invasion of Ukraine, post-COVID-19 supply-chain issues, and an extremely tight labor market further fueled these inflation headwinds. Central banks across the globe raised interest rates at an unprecedented clip and concerns of a global recession grew as the fiscal year went on. The energy sector was the best-performing sector by a wide margin, and the only sector with positive returns within the index, as supply constraints grew. The communication services, health care, and consumer discretionary sectors were the worst performing. The U.K. and Europe were the worst-performing regions as recession risks increased and their respective currencies depreciated. North America held up the best, with the U.S. joined by energy-levered Canada, which benefited from the energy sector’s strength.
Ten largest holdings (%) as of October 31, 2022[1]
Innospec Incorporated	4.31
Novanta Incorporated	3.23
CSW Industrials Incorporated	3.07
Gibraltar Industries Incorporated	2.99
Globus Medical Incorporated Class A	2.76
Ansell Limited	2.72
Progress Software Corporation	2.20
The Hanover Insurance Group Incorporated	2.20
Denny’s Corporation	2.13
Alten SA	2.06
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
During the period, the team made modest changes to sector and regional exposures within the Fund based on our bottom-up reward/risk valuation process. The Fund increased its weight to the health care sector and slightly reduced its weight in the consumer discretionary sector. From a regional perspective, the Fund reduced its weight in Europe, but it remains overweight to the region, driven by long-term reward/risk valuations.
As bottom-up investors, we evaluate how global macroeconomic events might affect a prospective portfolio holding. However, we do not try to forecast or time these unpredictable macro events. We seek companies that can control their destinies via their long-term competitive advantages, sustainable free cash flows, and flexible balance sheets.
Sector allocation as of October 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Stock selection in the consumer discretionary and communication services sectors detracted from relative performance.
Consumer discretionary holding Helen of Troy Ltd. is a leading consumer products company that detracted from performance. The company has a strong track record of innovation, a strong e-commerce platform, and a history of success in mergers and acquisitions. The company reduced its outlook, reflecting a deteriorating environment for

Allspring Special Global Small Cap Fund  |  9

Performance highlights (unaudited)
household durables and retailers that are actively reducing inventory. We expect the company to actively take costs out of the business. A new distribution center should bring meaningful efficiencies as well as an acceleration in future free cash flow. S4 Capital plc is a U.K.-based purely digital advertising and marketing company. Management announced a significant reduction in its profit expectations following a major investment in hiring and expansion of the company’s cost base in its content segment. While this was a disappointing outlook, we expect these cost issues to be addressed over the next few quarters, which should enable an improvement in margins.
Geographic allocation as of October 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Stock selection in the health care and materials sectors contributed to relative performance.
Natus Medical Inc. is a medical device company that possesses a capital-light business model with several market-leading products. During the period, ArchiMed announced it would acquire Natus Medical for a 29% premium to the prior closing price. In the materials sector, Innospec Inc. is a global specialty chemicals producer. The company posted solid results during the period. The rising price of oil, while a challenge to its fuel additives business, contributes a brighter outlook for Innospec’s oil services business. Global air traffic continues to recover, which drives an increase in demand for aviation fuel. The company continues to possess a debt-free balance sheet with significant financial flexibility that can be used to enhance shareholder returns in the future.
We expect our companies to use their financial flexibility to navigate the downturn.
As we look toward the end of 2022 and beyond, we see numerous market forces at play that could bring further volatility. Higher costs of capital from rising interest rates are taking a toll on the global economy and increasing recession risks. We invest in companies with superior financial flexibility that could allow them to play offense while companies with weaker balance sheets are forced to play defense. We believe our fundamental analysis, risk management, and active investment process are well suited to take advantage of new opportunities as the equity market evolves. While volatility may increase, we believe the strong balance sheets and stable cash flow of the companies in our portfolio should support consistent long-term performance.

10  |  Allspring Special Global Small Cap Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 5-1-2022	Ending account value 10-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 899.54	$ 7.42	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$ 7.88	1.55%
Class C
Actual	$1,000.00	$ 896.09	$10.99	2.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.61	$11.67	2.30%
Administrator Class
Actual	$1,000.00	$ 900.20	$ 6.66	1.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$ 7.07	1.39%
Institutional Class
Actual	$1,000.00	$ 901.18	$ 5.51	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$ 5.85	1.15%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

Allspring Special Global Small Cap Fund  |  11

Portfolio of investments—October 31, 2022

	Shares	Value
Common stocks: 97.24%
Australia: 4.00%
Ansell Limited (Health care, Health care equipment & supplies)	229,276	$ 4,140,110
Bravura Solutions Limited (Information technology, Software)	621,429	484,946
Cettire Limited (Consumer discretionary, Internet & direct marketing retail) †«	736,458	765,497
Inghams Group Limited (Consumer staples, Food products)	432,109	699,288
		6,089,841
Belgium: 1.44%
Barco NV (Information technology, Electronic equipment, instruments & components)	101,346	2,189,392
Canada: 4.81%
ATS Automation Tooling Systems (Industrials, Machinery) †	23,100	730,803
Canadian Western Bank (Financials, Banks)	8,500	147,869
Novanta Incorporated (Information technology, Electronic equipment, instruments & components) †	34,802	4,921,003
Primo Water Corporation (Consumer staples, Beverages)	104,235	1,519,512
		7,319,187
Denmark: 0.52%
SimCorp AS (Information technology, Software)	13,299	794,307
France: 2.52%
Alten SA (Information technology, IT services)	26,737	3,125,821
M6 Métropole Télévision SA (Communication services, Media)	67,667	700,149
		3,825,970
Germany: 3.43%
Cancom SE (Information technology, IT services)	34,055	842,717
Gerresheimer AG (Health care, Life sciences tools & services)	25,765	1,476,811
Krones AG (Industrials, Machinery)	14,731	1,364,804
MYT Netherlands Parent BV ADR (Consumer discretionary, Specialty retail) †«	53,757	614,443
TAG Immobilien AG (Real estate, Real estate management & development)	146,111	916,181
		5,214,956
Ireland: 0.59%
Irish Residential Properties REIT plc (Real estate, Equity REITs)	828,492	895,720
Italy: 2.01%
De'Longhi SpA (Consumer discretionary, Household durables)	30,921	533,842
GVS SpA (Industrials, Machinery) †	254,648	1,306,094
Interpump Group SpA (Industrials, Machinery)	31,250	1,209,988
		3,049,924
Japan: 9.07%
Aeon Delight Company Limited (Industrials, Commercial services & supplies)	77,800	1,556,052
Daiseki Company Limited (Industrials, Commercial services & supplies)	36,120	1,117,401
DTS Corporation (Information technology, IT services)	103,600	2,466,418
Fuji Seal International Incorporated (Materials, Containers & packaging)	97,200	1,139,377
Horiba Limited (Information technology, Electronic equipment, instruments & components)	17,100	703,803
Meitec Corporation (Industrials, Professional services)	141,800	2,392,657
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Special Global Small Cap Fund

Portfolio of investments—October 31, 2022

	Shares	Value
Japan: (continued)
Nihon Parkerizing Company Limited (Materials, Chemicals)	220,200	$ 1,433,495
Orix JREIT Incorporated (Real estate, Equity REITs)	1,564	2,098,376
Taikisha Limited (Industrials, Construction & engineering)	37,600	887,562
		13,795,141
Luxembourg: 0.32%
Majorel Group Luxembourg SA (Information technology, IT services)	23,865	488,201
Netherlands: 0.23%
TKH Group NV (Industrials, Electrical equipment)	9,882	350,205
Norway: 1.08%
Atea ASA (Information technology, IT services)	70,628	785,348
Elopak ASA (Materials, Containers & packaging)	381,463	860,444
		1,645,792
Spain: 2.57%
Vidrala SA (Materials, Containers & packaging)	11,831	903,790
Viscofan SA (Consumer staples, Food products)	50,448	3,003,777
		3,907,567
Sweden: 1.63%
Hexpol AB (Materials, Chemicals)	91,544	903,733
Loomis AB (Industrials, Commercial services & supplies)	56,267	1,572,655
		2,476,388
Switzerland: 1.19%
Bossard Holding AG (Industrials, Trading companies & distributors)	4,686	930,321
Bucher Industries AG (Industrials, Machinery)	2,620	882,796
		1,813,117
United Kingdom: 6.85%
Britvic plc (Consumer staples, Beverages)	279,805	2,334,404
Domino's Pizza Group plc (Consumer discretionary, Hotels, restaurants & leisure)	368,705	956,443
Elementis plc (Materials, Chemicals) †	641,137	680,111
Lancashire Holdings Limited (Financials, Insurance)	172,726	980,903
Morgan Advanced Materials plc (Industrials, Machinery)	123,848	349,391
Nomad Foods Limited (Consumer staples, Food products) †	40,237	619,650
S4 Capital plc (Communication services, Media) †	413,790	833,757
Samarkand Group plc (Information technology, IT services) ♦†	660,000	416,288
Spectris plc (Information technology, Electronic equipment, instruments & components)	85,106	2,947,505
THG Holding plc (Consumer discretionary, Internet & direct marketing retail) †«	489,454	298,615
		10,417,067
United States: 54.98%
Ambarella Incorporated (Information technology, Semiconductors & semiconductor equipment) †	22,000	1,204,060
Aris Water Solutions Incorporated Class A (Industrials, Commercial services & supplies)	75,300	1,282,359
Azenta Incorporated (Health care, Life sciences tools & services)	61,300	2,721,720
Balchem Corporation (Materials, Chemicals)	10,931	1,528,154
Blackbaud Incorporated (Information technology, Software) †	33,000	1,805,100
The accompanying notes are an integral part of these financial statements.

Allspring Special Global Small Cap Fund  |  13

Portfolio of investments—October 31, 2022

	Shares	Value
United States: (continued)
Brady Corporation Class A (Industrials, Commercial services & supplies)	18,300	$ 837,225
Cactus Incorporated Class A (Energy, Energy equipment & services)	17,000	879,240
CBIZ Incorporated (Industrials, Professional services) †	32,454	1,611,017
CSW Industrials Incorporated (Industrials, Building products)	36,263	4,675,026
CyberArk Software Limited (Information technology, Software) †	11,500	1,804,466
Denny’s Corporation (Consumer discretionary, Hotels, restaurants & leisure) †	285,554	3,235,327
E2open Parent Holding Incorporated (Information technology, Software) †	221,090	1,288,955
Enovis Corporation (Health care, Health care equipment & supplies)	50,700	2,507,115
EnPro Industries Incorporated (Industrials, Machinery)	27,400	2,918,100
FARO Technologies Incorporated (Information technology, Electronic equipment, instruments & components) †	60,240	1,759,610
FormFactor Incorporated (Information technology, Semiconductors & semiconductor equipment) †	46,600	941,786
Gibraltar Industries Incorporated (Industrials, Building products) †	89,137	4,553,118
Global Blue Group Holding AG (Information technology, IT services)	225,000	942,750
Globus Medical Incorporated Class A (Health care, Health care equipment & supplies) †	62,600	4,194,200
Helen of Troy Limited (Consumer discretionary, Household durables) †	21,600	2,043,792
Holley Incorporated (Consumer discretionary, Auto components) †«	348,582	1,387,356
IAA Incorporated (Industrials, Commercial services & supplies) †	51,200	1,942,016
ICU Medical Incorporated (Health care, Health care equipment & supplies) †	10,640	1,579,082
Innospec Incorporated (Materials, Chemicals)	65,520	6,551,345
J & J Snack Foods Corporation (Consumer staples, Food products)	12,300	1,815,603
Mayville Engineering Company Incorporated (Industrials, Machinery) †	155,300	1,032,745
Progress Software Corporation (Information technology, Software)	65,600	3,347,568
Quanex Building Products Corporation (Industrials, Building products)	90,571	2,007,053
Quidlelothro Corporation (Health care, Health care equipment & supplies) †	16,600	1,491,012
Southwestern Energy Company (Energy, Oil, gas & consumable fuels) †	280,500	1,943,865
Spectrum Brands Holdings Incorporated (Consumer staples, Household products)	13,700	632,118
Standex International Corporation (Industrials, Machinery)	14,851	1,470,992
Stepan Company (Materials, Chemicals)	25,100	2,621,444
The AZEK Company Incorporated (Industrials, Building products) †	84,400	1,477,844
The Hanover Insurance Group Incorporated (Financials, Insurance)	22,800	3,339,972
The Wendy's Company (Consumer discretionary, Hotels, restaurants & leisure)	74,500	1,548,110
Varex Imaging Corporation (Health care, Health care equipment & supplies) †	116,789	2,582,205
Vivid Seats Incorporated Class A (Consumer discretionary, Internet & direct marketing retail)	174,242	1,428,784
Ziff Davis Incorporated (Communication services, Interactive media & services)	34,700	2,685,433
		83,617,667
Total Common stocks (Cost $146,450,315)		147,890,442

The accompanying notes are an integral part of these financial statements.

14  |  Allspring Special Global Small Cap Fund

Portfolio of investments—October 31, 2022

		Yield	Shares	Value
Short-term investments: 3.71%
Investment companies: 3.71%
Allspring Government Money Market Fund Select Class ♠∞		2.94%	3,845,272	$ 3,845,272
Securities Lending Cash Investments LLC ♠∩∞		3.14	1,789,962	1,789,962
Total Short-term investments (Cost $5,635,234)				5,635,234
Total investments in securities (Cost $152,085,549)	100.95%			153,525,676
Other assets and liabilities, net	(0.95)			(1,438,579)
Total net assets	100.00%			$152,087,097

†	Non-income-earning security
♦	The security is fair valued in accordance with Allspring Funds Management's valuation procedures, as the Board-designated valuation designee.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$10,069,189	$79,553,981	$(85,777,898)	$0	$0	$ 3,845,272	3,845,272	$ 26,836
Securities Lending Cash Investments LLC	10,055,941	75,120,508	(83,386,487)	0	0	1,789,962	1,789,962	66,492 #
				$0	$0	$5,635,234		$93,328

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring Special Global Small Cap Fund  |  15

Statement of assets and liabilities—October 31, 2022

Assets
Investments in unaffiliated securities (including $1,686,126 of securities loaned), at value (cost $146,450,315)	$ 147,890,442
Investments in affiliated securities, at value (cost $5,635,234)	5,635,234
Receivable for dividends	469,774
Receivable for investments sold	396,950
Receivable for Fund shares sold	95,609
Receivable for securities lending income, net	8,495
Prepaid expenses and other assets	53,438
Total assets	154,549,942
Liabilities
Payable upon receipt of securities loaned	1,789,962
Payable for investments purchased	347,388
Payable for Fund shares redeemed	136,117
Management fee payable	103,063
Due to custodian bank, foreign currency, at value (cost $23,702)	23,947
Administration fees payable	22,472
Distribution fee payable	1,786
Accrued expenses and other liabilities	38,110
Total liabilities	2,462,845
Total net assets	$152,087,097
Net assets consist of
Paid-in capital	$ 148,371,749
Total distributable earnings	3,715,348
Total net assets	$152,087,097
Computation of net asset value and offering price per share
Net assets – Class A	$ 97,233,207
Shares outstanding – Class A1	2,903,234
Net asset value per share – Class A	$33.49
Maximum offering price per share – Class A2	$35.53
Net assets – Class C	$ 2,740,683
Shares outstanding – Class C1	137,562
Net asset value per share – Class C	$19.92
Net assets – Administrator Class	$ 4,334,600
Shares outstanding – Administrator Class[1]	121,350
Net asset value per share – Administrator Class	$35.72
Net assets – Institutional Class	$ 47,778,607
Shares outstanding – Institutional Class[1]	1,336,415
Net asset value per share – Institutional Class	$35.75
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Special Global Small Cap Fund

Statement of operations—year ended October 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $179,093)	$ 2,434,718
Securities lending income (including from affiliate), net	182,767
Income from affiliated securities	26,836
Total investment income	2,644,321
Expenses
Management fee	2,037,343
Administration fees
Class A	250,851
Class C	7,887
Administrator Class	18,114
Institutional Class	100,510
Shareholder servicing fees
Class A	298,286
Class C	9,348
Administrator Class	34,344
Distribution fee
Class C	28,060
Custody and accounting fees	42,560
Professional fees	55,495
Registration fees	64,519
Shareholder report expenses	44,058
Trustees’ fees and expenses	20,819
Other fees and expenses	17,024
Total expenses	3,029,218
Less: Fee waivers and/or expense reimbursements
Fund-level	(27,669)
Class A	(1,703)
Administrator Class	(1,393)
Institutional Class	(23,195)
Net expenses	2,975,258
Net investment loss	(330,937)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	5,001,254
Net change in unrealized gains (losses) on investments	(75,202,679)
Net realized and unrealized gains (losses) on investments	(70,201,425)
Net decrease in net assets resulting from operations	$(70,532,362)
The accompanying notes are an integral part of these financial statements.

Allspring Special Global Small Cap Fund  |  17

Statement of changes in net assets

	Year ended October 31, 2022		Year ended October 31, 2021
Operations
Net investment loss		$ (330,937)		$ (936,098)
Net realized gains on investments		5,001,254		45,458,968
Net change in unrealized gains (losses) on investments		(75,202,679)		57,873,294
Net increase (decrease) in net assets resulting from operations		(70,532,362)		102,396,164
Distributions to shareholders from
Net investment income and net realized gains
Class A		(21,661,516)		0
Class C		(1,019,521)		0
Administrator Class		(3,849,616)		0
Institutional Class		(17,015,522)		0
Total distributions to shareholders		(43,546,175)		0
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	100,591	4,163,801	161,044	7,747,457
Class C	8,990	230,911	7,339	249,242
Administrator Class	46,944	2,282,764	70,567	3,683,727
Institutional Class	804,717	34,698,558	578,131	31,636,213
		41,376,034		43,316,639
Reinvestment of distributions
Class A	441,507	19,934,037	0	0
Class C	37,210	1,006,145	0	0
Administrator Class	78,981	3,800,581	0	0
Institutional Class	348,182	16,723,192	0	0
		41,463,955		0
Payment for shares redeemed
Class A	(464,719)	(18,563,699)	(406,040)	(20,137,366)
Class C	(40,650)	(876,811)	(103,341)	(3,082,094)
Administrator Class	(501,601)	(21,079,674)	(91,693)	(4,673,390)
Institutional Class	(2,109,462)	(93,030,891)	(539,088)	(27,223,541)
		(133,551,075)		(55,116,391)
Net decrease in net assets resulting from capital share transactions		(50,711,086)		(11,799,752)
Total increase (decrease) in net assets		(164,789,623)		90,596,412
Net assets
Beginning of period		316,876,720		226,280,308
End of period		$ 152,087,097		$316,876,720
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Special Global Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$54.12	$36.87	$39.97	$39.97	$45.81
Net investment income (loss)	(0.10) [1]	(0.22) [1]	(0.10) [1]	0.18 [1]	0.10
Net realized and unrealized gains (losses) on investments	(12.76)	17.47	(1.29)	3.26	(0.72)
Total from investment operations	(12.86)	17.25	(1.39)	3.44	(0.62)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.54)	(0.03)	(0.22)
Net realized gains	(7.77)	0.00	(1.17)	(3.41)	(5.00)
Total distributions to shareholders	(7.77)	0.00	(1.71)	(3.44)	(5.22)
Net asset value, end of period	$33.49	$54.12	$36.87	$39.97	$39.97
Total return[2]	(27.48)%	46.79%	(3.81)%	9.75%	(1.82)%
Ratios to average net assets (annualized)
Gross expenses	1.53%	1.49%	1.54%	1.53%	1.54%
Net expenses	1.52%	1.49%	1.53%	1.53%	1.54%
Net investment income (loss)	(0.25)%	(0.44)%	(0.27)%	0.47%	0.16%
Supplemental data
Portfolio turnover rate	47%	53%	65%	62%	51%
Net assets, end of period (000s omitted)	$97,233	$152,947	$113,234	$141,388	$132,906

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Special Global Small Cap Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$35.63	$24.46	$26.68	$28.02	$33.65
Net investment loss	(0.24) [1]	(0.39) [1]	(0.25) [1]	(0.07) [1]	(0.20)
Payment from affiliate	0.00	0.00	0.07	0.00	0.00
Net realized and unrealized gains (losses) on investments	(7.70)	11.56	(0.87)	2.14	(0.43)
Total from investment operations	(7.94)	11.17	(1.05)	2.07	(0.63)
Distributions to shareholders from
Net realized gains	(7.77)	0.00	(1.17)	(3.41)	(5.00)
Net asset value, end of period	$19.92	$35.63	$24.46	$26.68	$28.02
Total return[2]	(28.04)%	45.67%	(4.25)% [3]	8.90%	(2.56)%
Ratios to average net assets (annualized)
Gross expenses	2.28%	2.24%	2.29%	2.28%	2.29%
Net expenses	2.27%	2.24%	2.28%	2.28%	2.29%
Net investment loss	(0.99)%	(1.19)%	(1.00)%	(0.26)%	(0.59)%
Supplemental data
Portfolio turnover rate	47%	53%	65%	62%	51%
Net assets, end of period (000s omitted)	$2,741	$4,704	$5,576	$7,567	$26,167

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended October 31, 2020, the Fund received a payment from an affiliate which had a 0.28% impact on the total return.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Special Global Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$57.15	$38.90	$42.06	$41.90	$47.78
Net investment income (loss)	(0.14) [1]	(0.12)	(0.05) [1]	0.25 [1]	0.14 [1]
Payment from affiliate	0.00	0.00	0.03	0.00	0.00
Net realized and unrealized gains (losses) on investments	(13.52)	18.37	(1.36)	3.42	(0.73)
Total from investment operations	(13.66)	18.25	(1.38)	3.67	(0.59)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.61)	(0.10)	(0.29)
Net realized gains	(7.77)	0.00	(1.17)	(3.41)	(5.00)
Total distributions to shareholders	(7.77)	0.00	(1.78)	(3.51)	(5.29)
Net asset value, end of period	$35.72	$57.15	$38.90	$42.06	$41.90
Total return	(27.41)%	46.92%	(3.61)% [2]	9.90%	(1.68)%
Ratios to average net assets (annualized)
Gross expenses	1.42%	1.41%	1.46%	1.45%	1.46%
Net expenses	1.39%	1.39%	1.40%	1.40%	1.40%
Net investment income (loss)	(0.30)%	(0.35)%	(0.13)%	0.63%	0.30%
Supplemental data
Portfolio turnover rate	47%	53%	65%	62%	51%
Net assets, end of period (000s omitted)	$4,335	$28,406	$20,157	$24,746	$27,965

[1]	Calculated based upon average shares outstanding
[2]	During the year ended October 31, 2020, the Fund received a payment from an affiliate which had a 0.08% impact on the total return.
The accompanying notes are an integral part of these financial statements.

Allspring Special Global Small Cap Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$57.05	$38.74	$41.92	$41.80	$47.68
Net investment income (loss)	0.02 [1]	(0.06)	0.02	0.36	0.25
Net realized and unrealized gains (losses) on investments	(13.55)	18.37	(1.31)	3.39	(0.74)
Total from investment operations	(13.53)	18.31	(1.29)	3.75	(0.49)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.72)	(0.22)	(0.39)
Net realized gains	(7.77)	0.00	(1.17)	(3.41)	(5.00)
Total distributions to shareholders	(7.77)	0.00	(1.89)	(3.63)	(5.39)
Net asset value, end of period	$35.75	$57.05	$38.74	$41.92	$41.80
Total return	(27.20)%	47.26%	(3.42)%	10.17%	(1.45)%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.16%	1.21%	1.20%	1.21%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income (loss)	0.06%	(0.12)%	0.11%	0.86%	0.54%
Supplemental data
Portfolio turnover rate	47%	53%	65%	62%	51%
Net assets, end of period (000s omitted)	$47,779	$130,820	$87,313	$104,011	$118,625

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Special Global Small Cap Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Special Global Small Cap Fund (formerly, Allspring Global Small Cap Fund) (the "Fund") which is a diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2022, such fair value pricing was not used in pricing foreign securities.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign

Allspring Special Global Small Cap Fund  |  23

Notes to financial statements
exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income (including from affiliate) (net of fees and rebates) on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2022, the aggregate cost of all investments for federal income tax purposes was $156,173,622 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 24,149,581
Gross unrealized losses	(26,797,527)
Net unrealized losses	$ (2,647,946)

24  |  Allspring Special Global Small Cap Fund

Notes to financial statements
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating loss. At October 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(1,053,817)	$1,053,817
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Special Global Small Cap Fund  |  25

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$ 6,089,841	$ 0	$0	$ 6,089,841
Belgium	2,189,392	0	0	2,189,392
Canada	7,319,187	0	0	7,319,187
Denmark	794,307	0	0	794,307
France	3,825,970	0	0	3,825,970
Germany	5,214,956	0	0	5,214,956
Ireland	895,720	0	0	895,720
Italy	3,049,924	0	0	3,049,924
Japan	13,795,141	0	0	13,795,141
Luxembourg	488,201	0	0	488,201
Netherlands	350,205	0	0	350,205
Norway	1,645,792	0	0	1,645,792
Spain	3,907,567	0	0	3,907,567
Sweden	2,476,388	0	0	2,476,388
Switzerland	1,813,117	0	0	1,813,117
United Kingdom	10,000,779	416,288	0	10,417,067
United States	83,617,667	0	0	83,617,667
Short-term investments
Investment companies	5,635,234	0	0	5,635,234
Total assets	$153,109,388	$416,288	$0	$153,525,676
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended October 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.950%
Next $500 million	0.925
Next $1 billion	0.900
Next $2 billion	0.875
Next $1 billion	0.850
Next $5 billion	0.840
Over $10 billion	0.830

26  |  Allspring Special Global Small Cap Fund

Notes to financial statements
For the year ended October 31, 2022, the management fee was equivalent to an annual rate of 0.95% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through February 28, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of October 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.55%
Class C	2.30
Administrator Class	1.40
Institutional Class	1.15
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2022, Allspring Funds Distributor received $2,653 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended October 31, 2022.

Allspring Special Global Small Cap Fund  |  27

Notes to financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2022 were $99,372,662 and $182,921,766, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of October 31, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$ 75,620	$ (75,620)	$0
Barclays Capital Incorporated	284,208	(284,208)	0
Citigroup Global Markets Incorporated	382,905	(382,905)	0
Credit Suisse Securities (USA) LLC	728,473	(728,473)	0
Morgan Stanley & Co. LLC	195,816	(195,816)	0
National Financial Services LLC	19,104	(19,104)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended October 31, 2022, there were no borrowings by the Fund under the agreement.

28  |  Allspring Special Global Small Cap Fund

Notes to financial statements
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021 were as follows:
	Year ended October 31
	2022	2021
Ordinary income	$27,408,178	$0
Long-term capital gain	16,137,997	0
As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized losses
$6,409,711	$(2,689,281)
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the industrials sector and in North America and Europe. A fund that invests a substantial portion of its assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.
10. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Allspring Special Global Small Cap Fund  |  29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Special Global Small Cap Fund (formerly, Allspring Global Small Cap Fund) (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
December 22, 2022

30  |  Allspring Special Global Small Cap Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 2% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $16,137,997 was designated as a 20% rate gain distribution for the fiscal year ended October 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $2,916,230 of income dividends paid during the fiscal year ended October 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended October 31, 2022, $27,408,178 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Special Global Small Cap Fund  |  31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32  |  Allspring Special Global Small Cap Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Special Global Small Cap Fund  |  33

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34  |  Allspring Special Global Small Cap Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Special Global Small Cap Fund  |  35

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-12122022-z1dpqcea 12-22
A239/AR239 10-22

Annual Report
October 31, 2022
Allspring
International Equity Fund

The views expressed and any forward-looking statements are as of October 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring International Equity Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring International Equity Fund for the 12-month period that ended October 31, 2022. Globally, stocks and bonds experienced heightened volatility through the extremely difficult period. Non-U.S. securities fared the worst as the global economy faced multiple challenges and the strength of the U.S. dollar eroded already-poor returns of non-U.S.-dollar-denominated assets. Bonds had historically poor performance, with major fixed income indexes falling substantially for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more, plus the global reverberations of the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -14.61%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -24.73%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of 31.03%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -15.68%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 24.59%, the Bloomberg Municipal Bond Index6 declined 11.98%, and the ICE BofA U.S. High Yield Index7 fell 11.42%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
In November 2021, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),8 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Federal Reserve (Fed)  to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
[8]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

2  |  Allspring International Equity Fund

Letter to shareholders (unaudited)
Global volatility eased in December on reports of a lower risk of severe disease and death from the Omicron variant Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January, concerns mounted about U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. The ensuing global ripple effect compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
“ In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation.”

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring International Equity Fund  |  3

Letter to shareholders (unaudited)
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilience of the U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act.  Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased, for now, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Venkateshwar (Venk) Lal, Dale A. Winner, CFA®‡
Average annual total returns (%) as of October 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFEAX)	1-20-1998	-27.25	-4.27	2.38	-22.84	-3.13	2.99	1.32	1.15
Class C (WFEFX)	3-6-1998	-24.38	-3.84	2.37	-23.38	-3.84	2.37	2.07	1.90
Class R (WFERX)	10-10-2003	–	–	–	-22.98	-3.34	2.74	1.57	1.40
Class R6 (WFEHX)[3]	9-30-2015	–	–	–	-22.56	-2.83	3.27	0.89	0.80
Administrator Class (WFEDX)	7-16-2010	–	–	–	-22.81	-3.12	2.99	1.24	1.15
Institutional Class (WFENX)	3-9-1998	–	–	–	-22.56	-2.84	3.27	0.99	0.85
MSCI ACWI ex USA Index (Net)[4]	–	–	–	–	-24.73	-0.60	3.27	–	–
MSCI ACWI ex USA Value Index (Net)[5]	–	–	–	–	-18.13	-1.60	2.21	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through February 28, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.14% for Class A, 1.89% for Class C, 1.39% for Class R, 0.79% for Class R6, 1.14% for Administrator Class, and 0.84% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market- capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[5]	The MSCI ACWI ex USA Value Index (Net) captures large and mid-cap securities exhibiting overall value style characteristics across developed and emerging markets countries excluding the U.S. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring International Equity Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of October 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI ACWI ex USA Index (Net) and MSCI ACWI ex USA Value Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring International Equity Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed the MSCI ACWI ex USA Index (Net) while underperforming the MSCI ACWI ex USA Value Index (Net) for the 12-month period that ended October 31, 2022.
■	Stock selection within the industrials, information technology (IT), and communication services sectors resulted in notable contributions to performance. Positioning in consumer staples, consumer discretionary, and health care sector stocks detracted from relative performance due to a combination of negative allocation and selection effects.
■	The Fund’s exposure to Europe declined. Overweight positions in Italy, the U.K., the Netherlands, and Norway were offset by underweights in Switzerland, Sweden, Germany, and Denmark. The Fund was underweight Asia on a regional basis, including underweights in Taiwan, Australia, and India and being partially offset by overweights in Korea, Thailand, and China/Hong Kong.
Our investment and risk management process of finding non-consensus undervalued equities and marrying core micro stock picking with macro risk management in each region of the globe resulted in shifts to sector and country allocations. This includes an increase in exposure to the IT, energy, and communication services sectors and Israel, Korea, and Thailand, which was offset by reduced allocations to the consumer discretionary, industrials, and financials sectors and China/Hong Kong, the U.K., and Denmark. Notable position changes during the period included the addition of Shell (a major integrated oil and gas company), Axalta Coating Systems (an industrial coatings company), and Minor International (an international hotelier and restaurant owner). The Fund notably exited Stellantis (the fourth-largest auto maker by volume), Kingfisher (a U.K.-based home improvement retailer), and Danske Bank (the largest bank in Denmark).
Over the past 12 months, contributions to performance were driven largely by stock selection.
Top contributors included Rheinmetall AG, Baker Hughes Company, CPFL Energia, Samsonite International, and Check Point Software Technologies. Rheinmetall, a German industrial primarily engaged in the defense and automotive businesses, performed well given a generational shift in German defense spending following Russia’s invasion of Ukraine. The German government committed €100 billion to a special fund to fill existing gaps in its armed forces, an increase from its prior 2021 budget of €53 billion, and it plans to raise its defense budget to more than 2% of gross domestic product per annum from 2023 onward, which could result in a doubling of sales in Germany. Baker Hughes, one of the “Big Three" global oil services companies, performed well primarily in the first quarter of 2022 as it reported better-than-expected quarterly profit margins in all segments and stronger cash flow generation. While commodity and cost inflation through the supply chain continues to be a headwind, the company is working to offset that with price increases and by mitigating logistics constraints. Positive commentary on order book and new energy wins, along with updates on organizational restructuring, combined for a positive quarter and stock price reaction.
Ten largest holdings (%) as of October 31, 2022[1]
SK Telecom Company Limited	3.39
Check Point Software Technologies Limited	3.25
Informa plc	3.09
Shell plc	2.98
Baker Hughes Company	2.93
Asahi Group Holdings Limited	2.87
Hitachi Limited	2.81
SCB X PCL	2.72
ORIX Corporation	2.72
DNB Bank ASA	2.71
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Weakness in the consumer staples, consumer discretionary, and health care sectors partially offset annual gains. The weakest performers included Midea Group, Topsports International Holdings, Nomad Foods, Compagnie de Saint-Gobain, and Asahi Group Holdings. Midea Group, a Chinese producer of home appliances, did poorly given concerns of ongoing Chinese lockdowns on consumer spending and the impact on profit margins from increases in the prices of raw materials as aluminum and copper reached new highs during the period. CAPEX has increased over the past several years, including the announcement of a new plant to produce components for electric vehicles, in line with the company’s strategic Vision 2025 goals and our long-term value thesis. Topsports International, the dominant sportswear retailer in China, disappointed following a series of disruptions, including a boycott of western brands by Chinese consumers for avoiding cotton produced in the Chinas Xinjiang region, new COVID-19 outbreaks that disrupted the supply chain throughout southeast Asia and affected production, and regional lockdowns in China as the government continued to carry out a zero-COVID-19 policy, dampening retail activity

8  |  Allspring International Equity Fund

Performance highlights (unaudited)
and consumer sentiment. We are maintaining our position as the thesis has not changed and Topsports is well positioned to potentially benefit from the secular (long-term) growth of the China sportswear industry.
Sector allocation as of October 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Outlook
Our short-term outlook remains neutral. Sentiment is neutral on bearish sentiment with the VIX index*, which measures stock market volatility, closing the period at 32, up from 29 and only modestly below the year-to-date peak of 36, and the MSCI ACWI (Net)** declined 15.9% from a near-term peak on August 16 through the end of the quarter, resulting in oversold conditions. We have experienced a market correction with the MSCI ACWI (Net) down 26.0% from the January 4 high, a deceleration in economic growth illustrated by a decline in the global composite Purchasing Managers’ Index*** from a peak of 58.4 in May 2021 to contractionary territory of 49.7 in September 2022 and decelerating earnings growth from above-trend levels. Finally, central banks have accelerated monetary tightening, illustrated by three consecutive 75-basis-point (bp; 100 bps equal 1.00%) hikes from the Federal Reserve and cumulative hikes of 125 bps from both the Bank of England and the European Central Bank during the quarter while fiscal policy has stalled in light of multi-decade highs in inflation.
Geographic allocation as of October 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
We downgraded our long-term outlook to cautious. First, equity valuations are neutral, with the MSCI ACWI (Net) trading at 2.3 times earnings, similar to pre-COVID-19 levels (2.2 times) but off from highs of 3.0 times. Second, long-term economic growth is facing headwinds from elevated inflation, China’s zero-tolerance COVID-19 policy, tightening monetary policy in developed markets, and geopolitical uncertainties increasing the risk of an economic slowdown in Europe and China this year and possibly in the U.S. next year.

*	The VIX Index is a financial benchmark designed to be an up-to-the-minute market estimate of the expected volatility of the S&P 500® Index, and is calculated by using the midpoint of real-time S&P 500 Index (SPX) option bid/ask quotes. You cannot invest directly in an index.
**	The MSCI All Country World Index (ACWI) (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index
***	The Purchasing Managers' Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index

Allspring International Equity Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 5-1-2022	Ending account value 10-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 869.51	$5.32	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	$5.75	1.13%
Class C
Actual	$1,000.00	$ 866.58	$8.89	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.68	$9.60	1.89%
Class R
Actual	$1,000.00	$ 869.30	$6.55	1.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$7.07	1.39%
Class R6
Actual	$1,000.00	$ 871.30	$3.73	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$4.02	0.79%
Administrator Class
Actual	$1,000.00	$ 869.92	$5.37	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80	1.14%
Institutional Class
Actual	$1,000.00	$ 871.19	$3.96	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10  |  Allspring International Equity Fund

Portfolio of investments—October 31, 2022

	Shares	Value
Common stocks: 93.57%
Australia: 2.28%
Qantas Airways Limited (Industrials, Airlines) †	1,825,298	$ 6,818,503
Brazil: 2.08%
CPFL Energia SA (Utilities, Electric utilities)	908,800	6,231,671
Canada: 1.96%
SNC-Lavalin Group Incorporated (Industrials, Construction & engineering)	339,000	5,870,011
China: 7.62%
China Resources Land Limited (Real estate, Real estate management & development)	1,038,000	3,252,986
LONGi Green Energy Technology Company Limited Class A (Information technology, Semiconductors & semiconductor equipment)	995,394	6,543,584
Midea Group Company Limited Class A (Consumer discretionary, Household durables)	1,203,951	6,627,949
Oppein Home Group Incorporated Class A (Consumer discretionary, Household durables)	248,606	2,773,340
Topsports International Holdings Limited (Consumer discretionary, Specialty retail) 144A	7,162,000	3,613,094
		22,810,953
France: 5.86%
Compagnie de Saint-Gobain SA (Industrials, Building products)	23,370	956,149
Sanofi SA (Health care, Pharmaceuticals)	59,992	5,177,540
Sodexho Alliance SA (Consumer discretionary, Hotels, restaurants & leisure)	64,065	5,681,638
Worldline SA (Information technology, IT services) 144A†	130,578	5,719,215
		17,534,542
Germany: 2.84%
Rheinmetall AG (Industrials, Aerospace & defense)	43,758	7,113,610
Siemens AG (Industrials, Industrial conglomerates)	9,470	1,035,449
Siemens Energy AG (Industrials, Electrical equipment)	28,707	335,188
		8,484,247
Hong Kong: 0.69%
Xinyi Glass Holdings Limited (Industrials, Building products)	1,605,000	2,065,124
India: 1.77%
Tech Mahindra Limited (Information technology, IT services)	412,897	5,304,276
Ireland: 2.01%
Greencore Group plc (Consumer staples, Food products)	2,391,664	1,837,649
ICON plc ADR (Health care, Life sciences tools & services) †	21,133	4,180,953
		6,018,602
Israel: 3.25%
Check Point Software Technologies Limited (Information technology, Software) †	75,212	9,719,647
Italy: 4.80%
Prysmian SpA (Industrials, Electrical equipment)	196,522	6,407,081
UniCredit SpA (Financials, Banks)	642,111	7,962,534
		14,369,615
The accompanying notes are an integral part of these financial statements.

Allspring International Equity Fund  |  11

Portfolio of investments—October 31, 2022

	Shares	Value
Japan: 12.17%
Asahi Group Holdings Limited (Consumer staples, Beverages)	306,200	$ 8,574,712
Hitachi Limited (Industrials, Industrial conglomerates)	184,900	8,405,959
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	1,435,900	6,754,848
ORIX Corporation (Financials, Diversified financial services)	554,300	8,145,166
Showa Denko KK (Materials, Chemicals)	310,300	4,532,577
		36,413,262
Netherlands: 6.23%
CNH Industrial NV (Industrials, Machinery)	208,375	2,698,667
ING Groep NV (Financials, Banks)	656,054	6,453,628
NN Group NV (Financials, Insurance)	176,118	7,457,981
OCI NV (Materials, Chemicals)	53,219	2,036,427
		18,646,703
Norway: 2.71%
DNB Bank ASA (Financials, Banks)	457,699	8,100,750
South Korea: 9.08%
Coway Company Limited (Consumer discretionary, Household durables)	81,983	3,182,744
Hana Financial Group Incorporated (Financials, Banks)	196,140	5,679,929
Samsung Electronics Company Limited GDR (Information technology, Technology hardware, storage & peripherals)	6,858	7,087,743
SK Square Company Limited (Information technology, Semiconductors & semiconductor equipment) †	41,391	1,073,676
SK Telecom Company Limited (Communication services, Wireless telecommunication services)	288,131	10,133,991
		27,158,083
Thailand: 4.66%
Minor International PCL (Consumer discretionary, Hotels, restaurants & leisure) †	7,827,600	5,810,029
SCB X PCL (Financials, Banks)	2,926,400	8,150,247
		13,960,276
United Kingdom: 12.43%
ConvaTec Group plc (Health care, Health care equipment & supplies)	2,479,336	6,198,397
Entain plc (Consumer discretionary, Hotels, restaurants & leisure)	300,570	4,353,479
Informa plc (Communication services, Media)	1,452,610	9,255,476
NatWest Group plc (Financials, Banks)	566,540	1,525,514
Nomad Foods Limited (Consumer staples, Food products) †	451,333	6,950,528
Shell plc (Energy, Oil, gas & consumable fuels)	323,829	8,927,661
		37,211,055
United States: 11.13%
Axalta Coating Systems Limited (Materials, Chemicals) †	253,344	5,907,982
Baker Hughes Company (Energy, Energy equipment & services)	317,353	8,777,984
Berry Global Group Incorporated (Materials, Containers & packaging) †	94,796	4,485,747
Cognex Corporation (Information technology, Electronic equipment, instruments & components)	95,511	4,415,474
Gentex Corporation (Consumer discretionary, Auto components)	126,263	3,344,707
Samsonite International SA (Consumer discretionary, Textiles, apparel & luxury goods) 144A†	2,967,100	6,380,494
		33,312,388
Total Common stocks (Cost $305,730,044)		280,029,708
The accompanying notes are an integral part of these financial statements.

12  |  Allspring International Equity Fund

Portfolio of investments—October 31, 2022

	Shares	Value
Investment companies: 2.38%
United States: 2.38%
iShares MSCI ACWI ex US ETF «	172,183	$ 7,131,820
Total Investment companies (Cost $7,743,639)		7,131,820

		Yield
Short-term investments: 3.84%
Investment companies: 3.84%
Allspring Government Money Market Fund Select Class ♠∞		2.94%	4,710,469	4,710,469
Securities Lending Cash Investments LLC ♠∩∞		3.14	6,780,138	6,780,138
Total Short-term investments (Cost $11,490,607)				11,490,607
Total investments in securities (Cost $324,964,290)	99.79%			298,652,135
Other assets and liabilities, net	0.21			614,094
Total net assets	100.00%			$299,266,229

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
GDR	Global depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$ 5,388,960	$130,679,879	$(131,358,370)	$0	$0	$ 4,710,469	4,710,469	$ 78,158
Securities Lending Cash Investments LLC	11,811,045	47,060,391	(52,091,298)	0	0	6,780,138	6,780,138	31,222 #
				$0	$0	$11,490,607		$109,380

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring International Equity Fund  |  13

Statement of assets and liabilities—October 31, 2022

Assets
Investments in unaffiliated securities (including $6,569,212 of securities loaned), at value (cost $313,473,683)	$ 287,161,528
Investments in affiliated securities, at value (cost $11,490,607)	11,490,607
Cash	146,461
Foreign currency, at value (cost $2,154,170)	2,144,295
Receivable for investments sold	4,037,708
Receivable for dividends	3,394,843
Receivable for Fund shares sold	113,474
Receivable for securities lending income, net	3,271
Prepaid expenses and other assets	113,732
Total assets	308,605,919
Liabilities
Payable upon receipt of securities loaned	6,780,138
Payable for investments purchased	1,709,059
Payable for Fund shares redeemed	605,546
Management fee payable	117,221
Administration fees payable	37,088
Distribution fees payable	2,186
Trustees’ fees and expenses payable	948
Accrued expenses and other liabilities	87,504
Total liabilities	9,339,690
Total net assets	$ 299,266,229
Net assets consist of
Paid-in capital	$ 430,247,486
Total distributable loss	(130,981,257)
Total net assets	$ 299,266,229
Computation of net asset value and offering price per share
Net assets – Class A	$ 116,735,310
Shares outstanding – Class A1	11,622,624
Net asset value per share – Class A	$10.04
Maximum offering price per share – Class A2	$10.65
Net assets – Class C	$ 3,324,402
Shares outstanding – Class C1	332,914
Net asset value per share – Class C	$9.99
Net assets – Class R	$ 291,062
Shares outstanding – Class R1	28,216
Net asset value per share – Class R	$10.32
Net assets – Class R6	$ 42,384,738
Shares outstanding – Class R6[1]	4,271,595
Net asset value per share – Class R6	$9.92
Net assets – Administrator Class	$ 8,662,018
Shares outstanding – Administrator Class[1]	876,865
Net asset value per share – Administrator Class	$9.88
Net assets – Institutional Class	$ 127,868,699
Shares outstanding – Institutional Class[1]	12,878,233
Net asset value per share – Institutional Class	$9.93
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring International Equity Fund

Statement of operations—year ended October 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $917,593)	$ 9,756,699
Income from affiliated securities	136,154
Total investment income	9,892,853
Expenses
Management fee	3,085,715
Administration fees
Class A	302,535
Class C	9,980
Class R	646
Class R6	14,932
Administrator Class	14,708
Institutional Class	216,698
Shareholder servicing fees
Class A	359,115
Class C	11,839
Class R	769
Administrator Class	28,013
Distribution fees
Class C	35,462
Class R	769
Custody and accounting fees	136,965
Professional fees	64,655
Registration fees	106,188
Shareholder report expenses	58,692
Trustees’ fees and expenses	20,819
Other fees and expenses	77,368
Total expenses	4,545,868
Less: Fee waivers and/or expense reimbursements
Fund-level	(680,417)
Class A	(129,658)
Class C	(3,327)
Class R	(277)
Administrator Class	(3)
Institutional Class	(83,345)
Net expenses	3,648,841
Net investment income	6,244,012
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(11,970,649)
Net change in unrealized gains (losses) on investments (net of deferred foreign capital gain tax of $144,336)	(89,838,466)
Net realized and unrealized gains (losses) on investments	(101,809,115)
Net decrease in net assets resulting from operations	$ (95,565,103)
The accompanying notes are an integral part of these financial statements.

Allspring International Equity Fund  |  15

Statement of changes in net assets

	Year ended October 31, 2022		Year ended October 31, 2021
Operations
Net investment income		$ 6,244,012		$ 6,379,919
Net realized gains (losses) on investments		(11,970,649)		20,151,780
Net change in unrealized gains (losses) on investments		(89,838,466)		30,643,586
Net increase (decrease) in net assets resulting from operations		(95,565,103)		57,175,285
Distributions to shareholders from
Net investment income and net realized gains
Class A		(3,279,726)		(2,333,735)
Class C		(53,251)		(37,942)
Class R		(4,783)		(3,874)
Class R6		(1,470,779)		(743,317)
Administrator Class		(257,832)		(186,179)
Institutional Class		(4,764,928)		(3,248,675)
Tax basis return of capital
Class A		(186,969)		0
Class C		(6,168)		0
Class R		(399)		0
Class R6		(64,599)		0
Administrator Class		(14,683)		0
Institutional Class		(216,333)		0
Total distributions to shareholders		(10,320,450)		(6,553,722)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	676,493	7,836,254	546,840	7,198,490
Class C	13,684	163,351	19,692	262,480
Class R	10,483	124,341	2,396	31,876
Class R6	317,223	3,659,212	4,197,644	55,794,111
Administrator Class	13,227	159,292	855,147	10,999,599
Institutional Class	1,905,612	22,686,107	2,754,059	36,222,608
		34,628,557		110,509,164
Reinvestment of distributions
Class A	292,324	3,349,903	167,319	2,239,157
Class C	5,164	57,567	2,783	37,100
Class R	439	4,979	285	3,863
Class R6	40,633	463,617	22,455	294,741
Administrator Class	23,834	270,025	13,879	184,647
Institutional Class	424,071	4,848,935	231,283	3,061,679
		8,995,026		5,821,187
Payment for shares redeemed
Class A	(2,121,369)	(24,829,961)	(1,802,046)	(24,130,382)
Class C	(176,928)	(2,107,596)	(166,666)	(2,159,388)
Class R	(7,128)	(91,018)	(6,106)	(84,410)
Class R6	(294,973)	(3,327,619)	(6,059,973)	(81,589,088)
Administrator Class	(282,466)	(3,443,810)	(158,450)	(2,098,208)
Institutional Class	(4,022,876)	(44,955,655)	(3,586,322)	(47,206,208)
		(78,755,659)		(157,267,684)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring International Equity Fund

Statement of changes in net assets

	Year ended October 31, 2022		Year ended October 31, 2021
Net asset value of shares issued in acquisition
Class A	0	0	7,842,133	105,650,203
Class C	0	0	73,140	973,663
Class R6	0	0	2,957,505	39,381,406
Administrator Class	0	0	354,359	4,729,637
Institutional Class	0	0	6,852,407	92,322,186
		0		243,057,095
Net increase (decrease) in net assets resulting from capital share transactions		(35,132,076)		202,119,762
Total increase (decrease) in net assets		(141,017,629)		252,741,325
Net assets
Beginning of period		440,283,858		187,542,533
End of period		$ 299,266,229		$ 440,283,858
The accompanying notes are an integral part of these financial statements.

Allspring International Equity Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.34	$10.43	$11.38	$11.81	$13.43
Net investment income	0.16	0.23 [1]	0.12	0.24 [1]	0.27
Net realized and unrealized gains (losses) on investments	(3.17)	2.89	(0.97)	(0.16)	(1.40)
Total from investment operations	(3.01)	3.12	(0.85)	0.08	(1.13)
Distributions to shareholders from
Net investment income	(0.27)	(0.21)	(0.10)	(0.51)	(0.49)
Tax basis return of capital	(0.02)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.29)	(0.21)	(0.10)	(0.51)	(0.49)
Net asset value, end of period	$10.04	$13.34	$10.43	$11.38	$11.81
Total return[2]	(22.84)%	29.92%	(7.54)%	0.93%	(8.81)%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.36%	1.48%	1.45%	1.39%
Net expenses	1.13%	1.13%	1.13%	1.14%	1.14%
Net investment income	1.50%	1.73%	1.12%	2.13%	1.97%
Supplemental data
Portfolio turnover rate	58%	95%	73%	49%	62%
Net assets, end of period (000s omitted)	$116,735	$170,419	$62,800	$81,110	$91,206

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring International Equity Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.22	$10.31	$11.28	$11.57	$13.13
Net investment income	0.09 [1]	0.09 [1]	0.03 [1]	0.12 [1]	0.15
Net realized and unrealized gains (losses) on investments	(3.17)	2.89	(0.95)	(0.12)	(1.35)
Total from investment operations	(3.08)	2.98	(0.92)	0.00	(1.20)
Distributions to shareholders from
Net investment income	(0.13)	(0.07)	(0.05)	(0.29)	(0.36)
Tax basis return of capital	(0.02)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.15)	(0.07)	(0.05)	(0.29)	(0.36)
Net asset value, end of period	$9.99	$13.22	$10.31	$11.28	$11.57
Total return[2]	(23.38)%	28.94%	(8.22)%	0.16%	(9.47)%
Ratios to average net assets (annualized)
Gross expenses	2.14%	2.12%	2.22%	2.19%	2.14%
Net expenses	1.89%	1.89%	1.89%	1.89%	1.89%
Net investment income	0.76%	0.72%	0.28%	1.07%	1.22%
Supplemental data
Portfolio turnover rate	58%	95%	73%	49%	62%
Net assets, end of period (000s omitted)	$3,324	$6,490	$5,794	$10,700	$22,963

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring International Equity Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Class R	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.65	$10.65	$11.61	$11.98	$13.58
Net investment income	0.15 [1]	0.16 [1]	0.07 [1]	0.22 [1]	0.23 [1]
Net realized and unrealized gains (losses) on investments	(3.27)	3.00	(0.97)	(0.15)	(1.41)
Total from investment operations	(3.12)	3.16	(0.90)	0.07	(1.18)
Distributions to shareholders from
Net investment income	(0.19)	(0.16)	(0.06)	(0.44)	(0.42)
Tax basis return of capital	(0.02)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.21)	(0.16)	(0.06)	(0.44)	(0.42)
Net asset value, end of period	$10.32	$13.65	$10.65	$11.61	$11.98
Total return	(22.98)%	29.67%	(7.84)%	0.79%	(9.03)%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.61%	1.67%	1.64%	1.64%
Net expenses	1.39%	1.39%	1.39%	1.37%	1.39%
Net investment income	1.24%	1.19%	0.64%	1.88%	1.72%
Supplemental data
Portfolio turnover rate	58%	95%	73%	49%	62%
Net assets, end of period (000s omitted)	$291	$333	$297	$794	$1,404

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

20  |  Allspring International Equity Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.22	$10.36	$11.31	$11.79	$13.44
Net investment income	0.22	0.31	0.16	0.35	0.31
Net realized and unrealized gains (losses) on investments	(3.16)	2.81	(0.96)	(0.23)	(1.40)
Total from investment operations	(2.94)	3.12	(0.80)	0.12	(1.09)
Distributions to shareholders from
Net investment income	(0.34)	(0.26)	(0.15)	(0.60)	(0.56)
Tax basis return of capital	(0.02)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.36)	(0.26)	(0.15)	(0.60)	(0.56)
Net asset value, end of period	$9.92	$13.22	$10.36	$11.31	$11.79
Total return	(22.56)%	30.17%	(7.15)%	1.27%	(8.57)%
Ratios to average net assets (annualized)
Gross expenses	0.97%	0.95%	1.05%	1.01%	0.96%
Net expenses	0.79%	0.79%	0.79%	0.81%	0.84%
Net investment income	1.83%	1.70%	1.51%	2.23%	2.23%
Supplemental data
Portfolio turnover rate	58%	95%	73%	49%	62%
Net assets, end of period (000s omitted)	$42,385	$55,639	$32,011	$36,505	$63,414
The accompanying notes are an integral part of these financial statements.

Allspring International Equity Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.13	$10.28	$11.22	$11.62	$13.20
Net investment income	0.18 [1]	0.27 [1]	0.10 [1]	0.23 [1]	0.20 [1]
Net realized and unrealized gains (losses) on investments	(3.14)	2.80	(0.94)	(0.14)	(1.31)
Total from investment operations	(2.96)	3.07	(0.84)	0.09	(1.11)
Distributions to shareholders from
Net investment income	(0.27)	(0.22)	(0.10)	(0.49)	(0.47)
Tax basis return of capital	(0.02)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.29)	(0.22)	(0.10)	(0.49)	(0.47)
Net asset value, end of period	$9.88	$13.13	$10.28	$11.22	$11.62
Total return	(22.81)%	29.87%	(7.54)%	0.98%	(8.79)%
Ratios to average net assets (annualized)
Gross expenses	1.32%	1.26%	1.39%	1.36%	1.31%
Net expenses	1.14%	1.14%	1.14%	1.14%	1.14%
Net investment income	1.51%	2.06%	0.98%	2.00%	1.53%
Supplemental data
Portfolio turnover rate	58%	95%	73%	49%	62%
Net assets, end of period (000s omitted)	$8,662	$14,733	$589	$1,189	$5,152

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Allspring International Equity Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.22	$10.34	$11.29	$11.76	$13.40
Net investment income	0.22 [1]	0.25 [1]	0.14 [1]	0.33	0.30 [1]
Net realized and unrealized gains (losses) on investments	(3.16)	2.88	(0.96)	(0.22)	(1.39)
Total from investment operations	(2.94)	3.13	(0.82)	0.11	(1.09)
Distributions to shareholders from
Net investment income	(0.33)	(0.25)	(0.13)	(0.58)	(0.55)
Tax basis return of capital	(0.02)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.35)	(0.25)	(0.13)	(0.58)	(0.55)
Net asset value, end of period	$9.93	$13.22	$10.34	$11.29	$11.76
Total return	(22.56)%	30.30%	(7.28)%	1.19%	(8.56)%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.03%	1.15%	1.11%	1.06%
Net expenses	0.84%	0.84%	0.84%	0.86%	0.89%
Net investment income	1.79%	1.93%	1.33%	2.27%	2.31%
Supplemental data
Portfolio turnover rate	58%	95%	73%	49%	62%
Net assets, end of period (000s omitted)	$127,869	$192,670	$86,052	$150,749	$243,235

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring International Equity Fund  |  23

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring International Equity Fund (the "Fund") which is a diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2022, such fair value pricing was not used in pricing foreign securities.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and

24  |  Allspring International Equity Fund

Notes to financial statements
settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Allspring International Equity Fund  |  25

Notes to financial statements
As of October 31, 2022, the aggregate cost of all investments for federal income tax purposes was $334,992,783 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 25,082,409
Gross unrealized losses	(61,423,057)
Net unrealized losses	$(36,340,648)
As of October 31, 2022, the Fund had capital loss carryforwards which consisted of $23,814,729 in short-term capital losses and $70,497,743 in long-term capital losses. Losses may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26  |  Allspring International Equity Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$ 6,818,503	$0	$0	$ 6,818,503
Brazil	6,231,671	0	0	6,231,671
Canada	5,870,011	0	0	5,870,011
China	22,810,953	0	0	22,810,953
France	17,534,542	0	0	17,534,542
Germany	8,484,247	0	0	8,484,247
Hong Kong	2,065,124	0	0	2,065,124
India	5,304,276	0	0	5,304,276
Ireland	6,018,602	0	0	6,018,602
Israel	9,719,647	0	0	9,719,647
Italy	14,369,615	0	0	14,369,615
Japan	36,413,262	0	0	36,413,262
Netherlands	18,646,703	0	0	18,646,703
Norway	8,100,750	0	0	8,100,750
South Korea	27,158,083	0	0	27,158,083
Thailand	13,960,276	0	0	13,960,276
United Kingdom	37,211,055	0	0	37,211,055
United States	33,312,388	0	0	33,312,388
Investment companies	7,131,820	0	0	7,131,820
Short-term investments
Investment companies	11,490,607	0	0	11,490,607
Total assets	$298,652,135	$0	$0	$298,652,135
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended October 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.800%
Next $1 billion	0.750
Next $2 billion	0.725
Next $1 billion	0.700
Next $5 billion	0.690
Over $10 billion	0.680

Allspring International Equity Fund  |  27

Notes to financial statements
Prior to March 1, 2022, the management fee rate was as follows:
Average daily net assets	Management fee
First $500 million	0.850%
Next $500 million	0.800
First $1 billion	0.750
Next $2 billion	0.725
Next $1 billion	0.700
Next $5 billion	0.690
Over $10 billion	0.680
For the year ended October 31, 2022, the management fee was equivalent to an annual rate of 0.82% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through February 28, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of October 31, 2022, the contractual expense caps are as follows:

28  |  Allspring International Equity Fund

Notes to financial statements
Expense ratio caps
Class A	1.14%
Class C	1.89
Class R	1.39
Class R6	0.79
Administrator Class	1.14
Institutional Class	0.84
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2022, Allspring Funds Distributor received $771 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended October 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2022 were $210,730,799 and $252,330,072, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of October 31, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Allspring International Equity Fund  |  29

Notes to financial statements
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$6,420,100	$(6,420,100)	$0
JPMorgan Securities LLC	149,112	(149,112)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. ACQUISITIONS
After the close of business on April 23, 2021, the Fund acquired the net assets of Wells Fargo International Value Fund (“International Value Fund”). The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The Fund became the accounting and performance survivor in the transaction. The acquisition was accomplished by a tax-free exchange of all of the shares of International Value Fund for shares of the Fund. Shareholders holding Class A, Class C, Class R6, Administrator Class, and Institutional Class shares of International Value Fund each received Class A, Class C, Class R6, Administrator Class, and Institutional Class shares, respectively, of the Fund in the reorganization. The investment portfolio of International Value Fund with a fair value of $23,947,423 (identified cost of $23,003,192) and $128,870,480 in cash at April 23, 2021 were the principal assets acquired by the Fund. On April 23, 2021, the aggregate net assets of International Value Fund and the Fund immediately prior to the acquisition were $156,960,476 and $343,413,612, respectively. The aggregate net assets of the Fund immediately after the acquisition were $500,374,088.
After the close of business on March 26, 2021, the Fund acquired the net assets of Wells Fargo Diversified International Fund (“Diversified International Fund”). The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The Fund became the accounting and performance survivor in the transaction. The acquisition was accomplished by a tax-free exchange of all of the shares of Diversified International Fund for shares of the Fund. Shareholders holding Class A, Class C, Class R6, Administrator Class, and Institutional Class shares of Diversified International Fund each received Class A, Class C, Class R6, Administrator Class, and Institutional Class shares, respectively, of the Fund in the reorganization. The investment portfolio of Diversified International Fund with a fair value of $85,802,932 and identified cost of $76,000,775 at March 26, 2021 were the principal assets acquired by the Fund. On March 26, 2021, the aggregate net assets of Diversified International Fund and the Fund immediately prior to the acquisition were $86,096,619 and $246,327,950, respectively. The aggregate net assets of the Fund immediately after the acquisition were $332,424,569.
For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from each acquired fund were carried forward to align with ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The value of net assets acquired, unrealized gains (losses) acquired, exchange ratio and number of shares issued were as follows:
Acquired funds	Value of net assets acquired	Unrealized gains/losses	Exchange ratio	Number of shares issued
International Value Fund	$156,960,476	$ 944,231	1.12	3,910,472	Class A
			1.11	31,972	Class C
			1.12	871,897	Class R6
			1.15	287,858	Administrator Class
			1.12	6,503,392	Institutional Class
Diversified International Fund	86,096,619	9,802,157	1.00	3,931,661	Class A
			0.93	41,168	Class C
			1.03	2,085,608	Class R6
			1.04	66,501	Administrator Class
			0.95	349,015	Institutional Class
Assuming the acquisitions had been completed November 1, 2020, the beginning of the reporting period for the Fund, the pro forma results of operations for the year ended October 31, 2021 would have been as follows (unaudited):

30  |  Allspring International Equity Fund

Notes to financial statements
Net investment income	$ 8,499,421
Net realized and unrealized gains (losses) on investments	73,806,265
Net increase in net assets resulting from operations	$82,305,686
8. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended October 31, 2022, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $9,831,299 and $6,553,722 of ordinary income for the years ended October 31, 2022 and October 31, 2021, respectively.
	Year ended October 31
	2022	2021
Ordinary income	$ 9,831,299	$ 6,553,722
Tax basis return of capital	489,151	0
As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:
Capital loss Carryforwards	Unrealized losses
$(94,312,472)	$(36,672,392)
10. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in Europe and Asia/Pacific ex-Japan. A fund that invests a substantial portion of its assets in any country or geographic region will be more vulnerable than a fund that invests its assets more broadly to the economic, financial, political or other developments affecting that country or region. Such developments may have a significant impact on the Fund's investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund.
11. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Allspring International Equity Fund  |  31

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring International Equity Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
December 22, 2022

32  |  Allspring International Equity Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 5% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $9,831,299 of income dividends paid during the fiscal year ended October 31, 2022 has been designated as qualified dividend income (QDI).
Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2022. Additional details will be available in the semiannual report.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring International Equity Fund  |  33

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

34  |  Allspring International Equity Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring International Equity Fund  |  35

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

36  |  Allspring International Equity Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring International Equity Fund  |  37

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-12122022-rqq7odel 12-22
A240/AR240 10-22

Annual Report
October 31, 2022
Allspring Special International Small Cap Fund

The views expressed and any forward-looking statements are as of October 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Special International Small Cap Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Special International Small Cap Fund for the 12-month period that ended October 31, 2022. Globally, stocks and bonds experienced heightened volatility through the extremely difficult period. Non-U.S. securities fared the worst as the global economy faced multiple challenges and the strength of the U.S. dollar eroded already-poor returns of non-U.S.-dollar-denominated assets. Bonds had historically poor performance, with major fixed income indexes falling substantially for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more, plus the global reverberations of the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -14.61%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -24.73%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of 31.03%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -15.68%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 24.59%, the Bloomberg Municipal Bond Index6 declined 11.98%, and the ICE BofA U.S. High Yield Index7 fell 11.42%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
In November 2021, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),8 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Federal Reserve (Fed)  to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
[8]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

2  |  Allspring Special International Small Cap Fund

Letter to shareholders (unaudited)
Global volatility eased in December on reports of a lower risk of severe disease and death from the Omicron variant Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January, concerns mounted about U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. The ensuing global ripple effect compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
“ In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation.”

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Special International Small Cap Fund  |  3

Letter to shareholders (unaudited)
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilience of the U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act.  Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased, for now, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Stephen Giggie, CFA®‡, Oleg Makhorine, James Tringas, CFA®‡, Bryant VanCronkhite, CFA®‡, CPA
Average annual total returns (%) as of October 31, 2022
		Including sales charge		Excluding sales charge		Expense ratios[1](%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net [2]
Class A (ASPAX)[3]	6-1-2022	-34.71	-2.18	-30.73	-0.47	2.13	1.39
Class C (ACPCX)[4]	6-1-2022	-32.25	-1.22	-31.25	-1.22	2.88	2.14
Class R6 (WICRX)	5-31-2019	-	-	-30.47	-0.07	1.70	0.96
Institutional Class (WICIX)	5-31-2019	-	-	-30.60	-0.18	1.80	1.06
MSCI World ex U.S. Small Cap Index (Net)[5]	–	-	-	-29.13	1.39*	-	-
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through February 29, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.38% for Class A, 2.13% for Class C, 0.95% for Class R6, and 1.05% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to the Class A shares.
[4]	Historical performance shown for the Class C shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to the Class C shares.
[5]	The Morgan Stanley Capital International (MSCI) World ex U.S. Small Cap Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to geographic risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Special International Small Cap Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of October 31, 20221
[1]	The chart compares the performance of Class A shares since inception of the Institutional Class on May 31, 2019 with the MSCI World ex U.S. Small Cap Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Special International Small Cap Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the MSCI World ex U.S. Small Cap Index (Net), over the trailing one-year period, as of October 31, 2022.
■	Stock selection in the consumer discretionary and communication services sectors detracted from relative performance.
■	Regionally, security selection in the U.K. as well as an overweight to the U.K. and Europe detracted while security selection in Japan and Canada contributed.
■	Stock selection in the information technology (IT) and consumer staples sectors contributed to relative performance.
Increased concerns of inflation headwinds and a global recession drove stocks lower.
International equity markets and the MSCI World ex U.S. Small Cap Index (Net) experienced a significant drawdown over the period. The Russian invasion of Ukraine, post-COVID-19 supply chain issues, and an extremely tight labor market further fueled inflation headwinds. Central banks across the globe raised interest rates at an unprecedented clip and concerns of a global recession grew as the year went on. The energy sector was the best-performing sector by a wide margin, and the only sector with a positive return within the index, as supply constraints grew. The communication services, health care, and IT sectors were the worst performing. The U.K. and Europe were the worst-performing regions as recession risks increased and their respective currencies depreciated. Energy-levered Canada was the best performer within the index.
Ten largest holdings (%) as of October 31, 2022[1]
Ansell Limited	4.33
Spectris plc	4.23
Alten SA	4.05
Vanguard FTSE ETF	3.92
iShares MSCI EAFE Small Cap ETF	3.92
Viscofan SA	3.74
Orix JREIT Incorporated	2.95
Meitec Corporation	2.73
DTS Corporation	2.39
Aeon Delight Company Limited	2.29
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
During the period, the team made modest changes to sector and regional exposures within the Fund based on our bottom-up reward/risk valuation process. The Fund increased its weight in the financials sector and reduced its weight in the communication services, consumer discretionary, and consumer staples sectors. From a regional perspective, the Fund reduced its weight in Europe, but it remains overweight to the region, driven by long-term reward/risk valuations.
As bottom-up investors, we evaluate how global macroeconomic events might affect a prospective portfolio holding. However, we do not try to forecast or time these unpredictable macro events. We seek companies that can control their destinies via their long-term competitive advantages, sustainable free cash flows, and flexible balance sheets.
Sector allocation as of October 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Stock selection in the consumer discretionary and communication services sectors detracted from relative performance.
MYT Netherlands Parent B.V., better known as MyTheresa, is an online global luxury fashion platform based in Germany. High-growth luxury retailers underperformed the benchmark as rising rates, recession risks, and inventory destocking weighed on sentiment. We believe momentum is strong for the brand and we remain attracted to numerous aspects about the company, such as the financial flexibility afforded by its net cash balance sheet. S4 Capital plc is a U.K.-based purely digital advertising and marketing company. Management announced a significant reduction in its profit expectations following a major investment in hiring and

8  |  Allspring Special International Small Cap Fund

Performance highlights (unaudited)
expansion of the company’s cost base in its content segment. While this was a disappointing outlook, we expect these cost issues to be addressed over the next few quarters, which could enable an improvement in margins.
Stock selection in the IT and consumer staples sectors contributed to relative performance.
DTS Corp. is a Japanese-based IT services company with a concentration in the financials sector. During the period, DTS delivered strong top-line growth due to contributions across several industries. In addition, the company reported strong growth in its order book and has been active in buying back its shares. With its strong net cash balance, we believe its shares are attractive within our reward/risk framework. Viscofan, S.A., is based in Spain and is the global leader in the artificial meat casings market. The company has seen strong operating leverage over the past few years as a result of its investments to improve operations and cash flows. This has provided significant financial flexibility and should allow the company to continue to offset potential economic headwinds while accelerating shareholder value.
Geographic allocation as of October 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
We expect our companies to use their financial flexibility to navigate the downturn.
As we look toward the end of 2022 and beyond, we see numerous market forces at play that could bring further volatility. Higher costs of capital from rising interest rates are taking a toll on the global economy and increasing recession risks. We invest in companies with superior financial flexibility that should allow them to play offense while companies with weaker balance sheets are forced to play defense. We believe our fundamental analysis, risk management, and active investment process are well suited to take advantage of new opportunities as the equity market evolves. While volatility may increase, we believe the strong balance sheets and stable cash flow of the companies in our portfolio should support consistent long-term performance.

Allspring Special International Small Cap Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 5-1-2022	Ending account value 10-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 884.04	$6.55	1.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$7.02	1.38%
Class C
Actual	$1,000.00	$ 880.48	$9.29	1.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.96	1.96%
Class R6
Actual	$1,000.00	$ 884.87	$4.51	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Institutional Class
Actual	$1,000.00	$ 884.04	$4.99	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35	1.05%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Special International Small Cap Fund

Portfolio of investments—October 31, 2022

	Shares	Value
Common stocks: 88.18%
Australia: 6.16%
Ansell Limited (Health care, Health care equipment & supplies)	397,947	$ 7,185,856
Inghams Group Limited (Consumer staples, Food products)	946,039	1,530,989
Orora Limited (Materials, Containers & packaging)	778,390	1,508,628
		10,225,473
Austria: 0.77%
Mayr-Melnhof Karton AG (Materials, Containers & packaging)	9,018	1,283,333
Belgium: 3.03%
Azelis Group NV (Industrials, Trading companies & distributors)	68,519	1,568,254
Barco NV (Information technology, Electronic equipment, instruments & components)	159,967	3,455,789
		5,024,043
Canada: 7.32%
ATS Automation Tooling Systems (Industrials, Machinery) †	61,200	1,936,154
Canadian Western Bank (Financials, Banks)	138,200	2,404,184
Finning International Incorporated (Industrials, Trading companies & distributors)	67,000	1,424,737
Peairiesky Royalty Limited (Energy, Oil, gas & consumable fuels)	203,200	3,156,099
Primo Water Corporation (Consumer staples, Beverages)	220,725	3,217,674
		12,138,848
France: 4.72%
Alten SA (Information technology, IT services)	57,396	6,710,163
M6 Métropole Télévision SA (Communication services, Media)	107,804	1,115,445
		7,825,608
Germany: 6.53%
Cancom SE (Information technology, IT services)	86,670	2,144,716
Gerresheimer AG (Health care, Life sciences tools & services)	37,685	2,160,047
Krones AG (Industrials, Machinery)	30,268	2,804,282
MYT Netherlands Parent BV ADR (Consumer discretionary, Specialty retail) †«	93,702	1,071,014
Stabilus SE (Industrials, Machinery)	17,051	936,053
TAG Immobilien AG (Real estate, Real estate management & development)	275,265	1,726,034
		10,842,146
Ireland: 0.81%
Irish Residential Properties REIT plc (Real estate, Equity REITs)	1,243,029	1,343,895
Italy: 5.71%
Azimut Holding SpA (Financials, Capital markets)	80,628	1,298,794
Buzzi Unicem SpA (Materials, Construction materials)	117,519	1,950,540
De'Longhi SpA (Consumer discretionary, Household durables)	104,176	1,798,570
GVS SpA (Industrials, Machinery) †	384,937	1,974,348
Interpump Group SpA (Industrials, Machinery)	63,285	2,450,371
		9,472,623
Japan: 22.45%
Aeon Delight Company Limited (Industrials, Commercial services & supplies)	190,200	3,804,128
Daiseki Company Limited (Industrials, Commercial services & supplies)	109,060	3,373,859
DTS Corporation (Information technology, IT services)	166,200	3,956,744
The accompanying notes are an integral part of these financial statements.

Allspring Special International Small Cap Fund  |  11

Portfolio of investments—October 31, 2022

	Shares	Value
Japan: (continued)
Ezaki Glico Company Limited (Consumer staples, Food products)	34,300	$ 771,603
Fuji Seal International Incorporated (Materials, Containers & packaging)	168,000	1,969,293
Horiba Limited (Information technology, Electronic equipment, instruments & components)	49,400	2,033,209
Kamigumi Company Limited (Industrials, Transportation infrastructure)	111,800	2,126,301
Meitec Corporation (Industrials, Professional services)	268,900	4,537,275
Nihon Parkerizing Company Limited (Materials, Chemicals)	230,300	1,499,246
Orix JREIT Incorporated (Real estate, Equity REITs)	3,648	4,894,421
PHC Holdings Corporation (Health care, Health care equipment & supplies)	82,200	853,538
San-A Company Limited (Consumer staples, Food & staples retailing)	81,800	2,384,767
Sohgo Security Services Company Limited (Industrials, Commercial services & supplies)	53,400	1,332,351
Sumitomo Warehouse Company Limited (Industrials, Transportation infrastructure)	121,100	1,644,312
Taikisha Limited (Industrials, Construction & engineering)	88,100	2,079,633
		37,260,680
Luxembourg: 0.03%
Novem Group SA (Financials, Diversified financial services)	8,926	55,749
Netherlands: 1.09%
TKH Group NV (Industrials, Electrical equipment)	50,910	1,804,181
Norway: 1.91%
Atea ASA (Information technology, IT services)	145,826	1,621,512
Elopak ASA (Materials, Containers & packaging)	229,235	517,072
Sparebank 1 SR-Bank ASA (Financials, Banks)	95,033	1,025,640
		3,164,224
Spain: 5.09%
Vidrala SA (Materials, Containers & packaging)	29,305	2,238,659
Viscofan SA (Consumer staples, Food products)	104,304	6,210,473
		8,449,132
Sweden: 3.54%
Hexpol AB (Materials, Chemicals)	242,079	2,389,832
Loomis AB (Industrials, Commercial services & supplies)	124,535	3,480,736
		5,870,568
Switzerland: 3.64%
Arbonia AG (Industrials, Building products)	146,104	1,780,066
Bossard Holding AG (Industrials, Trading companies & distributors)	9,567	1,899,355
Bucher Industries AG (Industrials, Machinery)	5,015	1,689,780
Montana Aeroaspace AG (Industrials, Aerospace & defense) 144A†	58,695	672,910
		6,042,111
United Kingdom: 15.38%
Britvic plc (Consumer staples, Beverages)	423,111	3,530,001
Domino's Pizza Group plc (Consumer discretionary, Hotels, restaurants & leisure)	768,815	1,994,353
Elementis plc (Materials, Chemicals) †	1,078,551	1,144,116
Lancashire Holdings Limited (Financials, Insurance)	370,825	2,105,897
Morgan Advanced Materials plc (Industrials, Machinery)	359,867	1,015,230
Nomad Foods Limited (Consumer staples, Food products) †	138,180	2,127,973
S4 Capital plc (Communication services, Media) †	941,105	1,896,258
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Special International Small Cap Fund

Portfolio of investments—October 31, 2022

	Shares	Value
United Kingdom: (continued)
Spectris plc (Information technology, Electronic equipment, instruments & components)	202,577	$ 7,015,919
SSP Group plc (Consumer discretionary, Hotels, restaurants & leisure) †	506,491	1,175,047
Tate & Lyle plc (Consumer staples, Food products)	347,118	2,790,504
THG Holding plc (Consumer discretionary, Internet & direct marketing retail) †«	1,189,058	725,441
		25,520,739
Total Common stocks (Cost $172,769,611)		146,323,353
Investment companies: 7.84%
United States: 7.84%
iShares MSCI EAFE Small Cap ETF «	127,457	6,492,660
Vanguard FTSE ETF	67,639	6,507,548
Total Investment companies (Cost $12,321,098)		13,000,208

		Yield
Short-term investments: 7.18%
Investment companies: 7.18%
Allspring Government Money Market Fund Select Class ♠∞		2.94%	8,959,808	8,959,808
Securities Lending Cash Investments LLC ♠∩∞		3.14	2,952,741	2,952,741
Total Short-term investments (Cost $11,912,547)				11,912,549
Total investments in securities (Cost $197,003,256)	103.20%			171,236,110
Other assets and liabilities, net	(3.20)			(5,302,461)
Total net assets	100.00%			$165,933,649

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

Allspring Special International Small Cap Fund  |  13

Portfolio of investments—October 31, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$150,606	$138,642,800	$(129,833,598)	$ 0	$0	$ 8,959,808	8,959,808	$ 68,834
Securities Lending Cash Investments LLC	335,175	27,985,566	(25,367,991)	(11)	2	2,952,741	2,952,741	24,821 #
				$(11)	$2	$11,912,549		$93,655

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Special International Small Cap Fund

Statement of assets and liabilities—October 31, 2022

Assets
Investments in unaffiliated securities (including $2,813,751 of securities loaned), at value (cost $185,090,709)	$ 159,323,561
Investments in affiliated securities, at value (cost $11,912,547)	11,912,549
Foreign currency, at value (cost $198,386)	198,247
Receivable for dividends	459,948
Receivable for investments sold	338,589
Receivable for Fund shares sold	185,558
Receivable for securities lending income, net	1,541
Prepaid expenses and other assets	54,537
Total assets	172,474,530
Liabilities
Payable for investments purchased	3,386,928
Payable upon receipt of securities loaned	2,952,741
Payable for Fund shares redeemed	95,496
Management fee payable	92,484
Administration fees payable	10,293
Trustees’ fees and expenses payable	2,204
Accrued expenses and other liabilities	735
Total liabilities	6,540,881
Total net assets	$165,933,649
Net assets consist of
Paid-in capital	$ 196,014,356
Total distributable loss	(30,080,707)
Total net assets	$165,933,649
Computation of net asset value and offering price per share
Net assets – Class A	$ 21,599
Shares outstanding – Class A1	2,267
Net asset value per share – Class A	$9.53
Maximum offering price per share – Class A2	$10.11
Net assets – Class C	$ 21,541
Shares outstanding – Class C1	2,267
Net asset value per share – Class C	$9.50
Net assets – Class R6	$ 71,264,461
Shares outstanding – Class R6[1]	7,476,796
Net asset value per share – Class R6	$9.53
Net assets – Institutional Class	$ 94,626,048
Shares outstanding – Institutional Class[1]	9,924,447
Net asset value per share – Institutional Class	$9.53
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Special International Small Cap Fund  |  15

Statement of operations—year ended October 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $209,010)	$ 2,421,750
Income from affiliated securities	81,279
Total investment income	2,503,029
Expenses
Management fee	839,330
Administration fees
Class A	20 [1]
Class C	20 [1]
Class R6	18,431
Institutional Class	34,963
Shareholder servicing fees
Class A	23 [1]
Class C	23 [1]
Distribution fee
Class C	49 [1]
Custody and accounting fees	45,929
Professional fees	56,544
Registration fees	26,402
Shareholder report expenses	11,565
Trustees’ fees and expenses	20,819
Other fees and expenses	8,690
Total expenses	1,062,808
Less: Fee waivers and/or expense reimbursements
Fund-level	(184,159)
Class A	(1)
Class R6	(12,283)
Net expenses	866,365
Net investment income	1,636,664
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(5,708,467)
Affiliated securities	(11)
Foreign currency and foreign currency translations	(48,231)
Net realized losses on investments	(5,756,709)
Net change in unrealized gains (losses) on
Unaffiliated securities	(25,402,567)
Affiliated securities	2
Foreign currency and foreign currency translations	(1,276)
Net change in unrealized gains (losses) on investments	(25,403,841)
Net realized and unrealized gains (losses) on investments	(31,160,550)
Net decrease in net assets resulting from operations	$(29,523,886)
[1]	For the period from June 1, 2022 (commencement of class operations) to October 31, 2022
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Special International Small Cap Fund

Statement of changes in net assets

	Year ended October 31, 2022		Year ended October 31, 2021
Operations
Net investment income		$ 1,636,664		$ 140,998
Net realized gains (losses) on investments		(5,756,709)		508,817
Net change in unrealized gains (losses) on investments		(25,403,841)		(546,860)
Net increase (decrease) in net assets resulting from operations		(29,523,886)		102,955
Distributions to shareholders from
Net investment income and net realized gains
Class R6		(801,820)		(45,080)
Institutional Class		(2,079)		(892)
Total distributions to shareholders		(803,899)		(45,972)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,267 [1]	25,000 [1]	N/A	N/A
Class C	2,267 [1]	25,000 [1]	N/A	N/A
Class R6	3,544,181	38,873,752	3,562,901	51,281,800
Institutional Class	10,832,056	110,774,581	681	10,000
		149,698,333		51,291,800
Reinvestment of distributions
Class R6	53,931	717,191	0	0
Institutional Class	156	2,079	8	90
		719,270		90
Payment for shares redeemed
Class R6	(174,217)	(1,670,741)	0	0
Institutional Class	(918,980)	(9,027,493)	(595)	(8,136)
		(10,698,234)		(8,136)
Net increase in net assets resulting from capital share transactions		139,719,369		51,283,754
Total increase in net assets		109,391,584		51,340,737
Net assets
Beginning of period		56,542,065		5,201,328
End of period		$165,933,649		$56,542,065
[1]	For the period from June 1, 2022 (commencement of class operations) to October 31, 2022
The accompanying notes are an integral part of these financial statements.

Allspring Special International Small Cap Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
Year ended October 31
Class A	2022 [1]
Net asset value, beginning of period	$11.03
Net investment income	0.03
Net realized and unrealized gains (losses) on investments	(1.53)
Total from investment operations	(1.50)
Net asset value, end of period	$9.53
Total return[2]	(13.60)%
Ratios to average net assets (annualized)
Gross expenses	1.60%
Net expenses	1.38%
Net investment income	0.69%
Supplemental data
Portfolio turnover rate	26%
Net assets, end of period (000s omitted)	$22

[1]	For the period from June 1, 2022 (commencement of class operations) to October 31, 2022
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Special International Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
Year ended October 31
Class C	2022 [1]
Net asset value, beginning of period	$11.03
Net investment income	0.00 [2]
Net realized and unrealized gains (losses) on investments	(1.53)
Total from investment operations	(1.53)
Net asset value, end of period	$9.50
Total return[3]	(13.87)%
Ratios to average net assets (annualized)
Gross expenses	2.12%
Net expenses	1.96%
Net investment income	0.06%
Supplemental data
Portfolio turnover rate	26%
Net assets, end of period (000s omitted)	$22

[1]	For the period from June 1, 2022 (commencement of class operations) to October 31, 2022
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Special International Small Cap Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Class R6	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$13.91	$10.38	$10.58	$10.00
Net investment income	0.20 [2]	0.06	0.09	0.05
Net realized and unrealized gains (losses) on investments	(4.38)	3.56	(0.03)	0.53
Total from investment operations	(4.18)	3.62	(0.06)	0.58
Distributions to shareholders from
Net investment income	(0.07)	(0.05)	(0.15)	0.00
Net realized gains	(0.13)	(0.04)	(0.11)	0.00
Total distributions to shareholders	(0.20)	(0.09)	(0.26)	0.00
Net asset value, end of period	$9.53	$13.91	$10.38	$10.58
Total return[3]	(30.47)%	35.04%	0.42%	5.80%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.68%	5.69%	7.81%
Net expenses	0.95%	0.95%	0.95%	0.95%
Net investment income	1.85%	0.70%	0.93%	1.24%
Supplemental data
Portfolio turnover rate	26%	19%	45%	14%
Net assets, end of period (000s omitted)	$71,264	$56,386	$5,086	$5,183

[1]	For the period from May 31, 2019 (commencement of class operations) to October 31, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Special International Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
Institutional Class	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$13.92	$10.38	$10.57	$10.00
Net investment income	0.19 [2]	0.13	0.08	0.05
Net realized and unrealized gains (losses) on investments	(4.39)	3.49	(0.03)	0.52
Total from investment operations	(4.20)	3.62	0.05	0.57
Distributions to shareholders from
Net investment income	(0.06)	(0.04)	(0.13)	0.00
Net realized gains	(0.13)	(0.04)	(0.11)	0.00
Total distributions to shareholders	(0.19)	(0.08)	(0.24)	0.00
Net asset value, end of period	$9.53	$13.92	$10.38	$10.57
Total return[3]	(30.60)%	35.00%	0.35%	5.70%
Ratios to average net assets (annualized)
Gross expenses	1.26%	2.73%	5.76%	7.91%
Net expenses	1.05%	1.05%	1.05%	1.05%
Net investment income	1.86%	1.00%	0.83%	1.14%
Supplemental data
Portfolio turnover rate	26%	19%	45%	14%
Net assets, end of period (000s omitted)	$94,626	$156	$115	$106

[1]	For the period from May 31, 2019 (commencement of class operations) to October 31, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Special International Small Cap Fund  |  21

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Special International Small Cap Fund (the "Fund") which is a diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2022, such fair value pricing was not used in pricing foreign securities.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities

22  |  Allspring Special International Small Cap Fund

Notes to financial statements
resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal years since commencement of operations are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2022, the aggregate cost of all investments for federal income tax purposes was $202,962,548 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 1,586,166
Gross unrealized losses	(33,312,604)
Net unrealized losses	$(31,726,438)
As of October 31, 2022, the Fund had capital loss carryforwards which consisted of $122,207 in short-term capital losses and $269,039 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common

Allspring Special International Small Cap Fund  |  23

Notes to financial statements
fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$ 10,225,473	$0	$0	$ 10,225,473
Austria	1,283,333	0	0	1,283,333
Belgium	5,024,043	0	0	5,024,043
Canada	12,138,848	0	0	12,138,848
France	7,825,608	0	0	7,825,608
Germany	10,842,146	0	0	10,842,146
Ireland	1,343,895	0	0	1,343,895
Italy	9,472,623	0	0	9,472,623
Japan	37,260,680	0	0	37,260,680
Luxembourg	55,749	0	0	55,749
Netherlands	1,804,181	0	0	1,804,181
Norway	3,164,224	0	0	3,164,224
Spain	8,449,132	0	0	8,449,132
Sweden	5,870,568	0	0	5,870,568
Switzerland	6,042,111	0	0	6,042,111
United Kingdom	25,520,739	0	0	25,520,739
Investment companies	13,000,208	0	0	13,000,208
Short-term investments
Investment companies	11,912,549	0	0	11,912,549
Total assets	$171,236,110	$0	$0	$171,236,110
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended October 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and

24  |  Allspring Special International Small Cap Fund

Notes to financial statements
provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.950%
Next $500 million	0.925
Next $1 billion	0.900
Next $2 billion	0.875
Next $1 billion	0.850
Next $5 billion	0.840
Over $10 billion	0.830
For the year ended October 31, 2022, the management fee was equivalent to an annual rate of 0.95% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through February 29, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of October 31, 2022, the contractual expense caps are as follows:

Allspring Special International Small Cap Fund  |  25

Notes to financial statements
Expense ratio caps
Class A	1.38%
Class C	2.13
Class R6	0.95
Institutional Class	1.05
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. Allspring Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A or Class C shares for the year ended October 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2022 were $156,041,526 and $21,917,451, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of October 31, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Barclays Capital Incorporated	$ 575,154	$ (575,154)	$0
Citigroup Global Markets Incorporated	417,195	(417,195)	0
JPMorgan Securities LLC	1,821,402	(1,821,402)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

26  |  Allspring Special International Small Cap Fund

Notes to financial statements
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended October 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021 were as follows:
	Year ended October 31
	2022	2021
Ordinary income	$ 642,091	$25,952
Long-term capital gain	161,808	20,020
As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$2,046,700	$(31,736,161)	$(391,246)
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in Europe and the industrials sector. A fund that invests a substantial portion of its assets in any geographic region or sector may be more affected by changes in that geographic region or sector than would be a fund whose investments are not heavily weighted in any geographic region or sector.
A fund with a concentration of ownership may be more affected by the investment activity of those shareholders than would be a fund that does not have any ownership concentration. As of October 31, 2022, Allspring Funds Management or one of its affiliates owned 21% of the Fund.
10. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Allspring Special International Small Cap Fund  |  27

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Special International Small Cap Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the three-year period then ended and the period from May 31, 2019 (commencement of operations) to October 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended and the period from May 31, 2019 to October 31, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
December 22, 2022

28  |  Allspring Special International Small Cap Fund

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $161,808 was designated as a 20% rate gain distribution for the fiscal year ended October 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $316,476 of income dividends paid during the fiscal year ended October 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended October 31, 2022, $343,696 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2022. Additional details will be available in the semiannual report.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Special International Small Cap Fund  |  29

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

30  |  Allspring Special International Small Cap Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Special International Small Cap Fund  |  31

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

32  |  Allspring Special International Small Cap Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-12222022-num7gsha 12-22
A296/AR296 10-22

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Funds Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	October 31, 2022	October 31, 2021
Audit fees	$213,200	$205,070
Audit-related fees	—	58,400
Tax fees (1)	30,155	25,340
All other fees	—	—

	$243,355	$288,810

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Allspring Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1)	Code of Ethics.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: December 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: December 22, 2022

By:	/s/Jeremy DePalma
Jeremy DePalma
Treasurer

Date: December 22, 2022